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                                                                   Exhibit 10.14

CuraGen Corporation has omitted from this Exhibit 10.14 portions of the Agreement for which CuraGen Corporation has requested confidential treatment from the Securities and Exchange commission. The portions of the Agreement for which confidential treatment has been requested are marked with X's in brackets and such confidential portions have been filed separately with the Securities and Exchange Commission.

                         RESEARCH AND OPTION AGREEMENT

     This Research and Option Agreement ("Agreement") is made effective as of October 1, 1997 (the "Effective Date") by and between BIOGEN, INC., a Massachusetts corporation having its principal business office at 14 Cambridge Center, Cambridge, MA 02142 ("BIOGEN"), and CURAGEN CORPORATION, a Delaware corporation with its principal place of business at 555 Long Wharf Drive, 11th Floor, New Haven, Connecticut 06511 ("CURAGEN"). BIOGEN and CURAGEN are each hereafter referred to individually as a "Party" and together as the "Parties".

     WHEREAS, BIOGEN desires to have access to CURAGEN's functional genomics technologies (including GeneScape(R), QEA/GeneCalling, MIM/PathCalling and all additional services provided by CURAGEN) and to have CURAGEN apply such technologies to certain BIOGEN Proprietary Material in order to expedite the discovery of information which may lead to the development of novel pharmaceutical products;

     WHEREAS, BIOGEN and CURAGEN wish to initiate the performance of certain research by CURAGEN;

     WHEREAS, BIOGEN wishes to obtain an option to evaluate and license the inventions obtained or made by CURAGEN in the performance of the research pursuant to this Agreement, as well as an option to evaluate and license certain other inventions of CURAGEN;

     WHEREAS, BIOGEN will agree to make an equity investment in CURAGEN Common Stock itself, or through one of its Affiliates, in the amount of Five Million Dollars ($5,000,000), such investment to be made contemporaneously with the initial public offering of CURAGEN Common Stock;


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     WHEREAS, BIOGEN will itself, or through one of its Affiliates, also agree to loan CURAGEN up to Ten Million Dollars ($10,000,000) on the terms and conditions as set forth herein; and

     WHEREAS, BIOGEN and CURAGEN therefore agree to undertake the foregoing, all under the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

                                1. DEFINITIONS

     Whenever used in the Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified.

     1.1 "Affiliate" shall mean any corporation, firm, limited liability company, partnership or other entity which directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement. "Control" means ownership, directly or through one or more Affiliates, of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the Board of Directors or equivalent governing body of a corporation or other entity.

     1.2  [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

     1.3  [XXXXXXXXXXXXXXXXX] shall have the meaning set forth in Section 2.6.

     1.4 "BIOGEN Proprietary Material" shall mean samples provided by BIOGEN to CURAGEN for the purposes of performing the Research Program and shall also be deemed to include the nucleic acids and other substances actually contained in such samples.

     1.5 "Clone" shall mean a segment of DNA representing a whole or partial gene whose sequence or utility is determined from the use of one or more Data Sets.

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     1.6  "CURAGEN Background Inventions" shall mean all patent rights and know-how of CURAGEN, other than those relating primarily to Inventions, which CURAGEN has the right to license as of the Effective Date or at any time during the Term hereof, and which would be infringed by the activities of BIOGEN permitted by this Agreement or by the development, manufacture, use, sale or importation of a Licensed Product; provided, however, that CURAGEN Background Inventions shall expressly exclude (i) any patent rights or know-how specifically relating to Clones or genes not licensed by BIOGEN pursuant to an executed License Agreement and (ii) any patent rights or know-how arising from any CURAGEN collaboration with a third party, except to the extent permitted thereby.

     1.7 "CURAGEN Data" shall mean all information obtained by CURAGEN from the processing of specified CURAGEN samples, including QC data, expression data, sequence data and any other information obtained or generated by CURAGEN in the performance of a discrete CURAGEN Project outside the performance of the Research Program.

     1.8 "CURAGEN Data Set" shall mean all CURAGEN Data resulting from a discrete CURAGEN Project.

     1.9 "CURAGEN Project" shall mean a particular project undertaken by CURAGEN outside the Research Program to process and analyze a specified set of samples which do not contain BIOGEN Proprietary Material, and as to which CURAGEN is free to grant rights to BIOGEN hereunder.

     1.10 "CURAGEN Project Invention" shall mean any discovery, invention, know-how or trade secret conceived or made by employees of CURAGEN in the performance of a CURAGEN Project that results in CURAGEN Data that becomes part of an Exclusive Data Set, that is based on, incorporates or makes material use of the corresponding CURAGEN Data.

     1.11 "CURAGEN Proprietary Material" shall mean all substances made by CURAGEN in the performance of the Research Program other than mRNA pools extracted from BIOGEN Proprietary Material . CURAGEN Proprietary Material shall also mean all substances made by CURAGEN in the performance of CURAGEN Projects, including mRNA pools. CURAGEN Proprietary Materials shall include, without limitation, QEA fragments and materials derived or constructed from QEA fragments, including, without limitation, fragment and full length cDNA clones.

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

     1.12 "Data Set," which may be either a Project Data Set or a CURAGEN Data Set, shall mean all Project Data resulting from a discrete Research Project or all CURAGEN Data resulting from a discrete CURAGEN Project, respectively.

     1.13 "Discovery Project" shall have the meaning set forth in Section 1.29.

     1.14 [XXXXXXXXXXXXXXX] shall have the meaning set forth in Section 7.5.

     1.15 "Exclusive Data Set" shall mean any Project Data Set during the corresponding Exclusive Evaluation Period as provided in Section 2.4 or any CURAGEN Data Set during the corresponding Exclusive Evaluation Period as provided in Section 2.5.2.

     1.16 "Exclusive Evaluation Period" shall have the meaning set forth in
Section 2.4 or 2.5.2.

     1.17 "FTE" shall mean the equivalent of a full year of effort on a full time basis of a researcher possessing skills and experience necessary to carry out applicable tasks under the Research Program.

     1.18 "Invention" shall mean either a CURAGEN Project Invention or a Research Project Invention.

     1.19 [XXXXXXXXXXXXXX] shall have the meaning set forth in Section 2.1.3.

     1.20 "License Agreement" shall mean a license agreement in the form of Appendix C hereto executed by the Parties upon exercise of any Option pursuant to Section 7.

     1.21 "Optioned Clone" shall have the meaning set forth in Section 7.1.

     1.22 "Option Period" shall have the meaning set forth in Section 7.3.

     1.23 "Patent Rights" means the rights and interests in and to issued patents and pending patent applications in any country, including, but not limited to, all provisional applications, substitutions, continuations, continuations-in-part, divisions, and renewals, all letters patent granted thereon, and all reissues, reexaminations and extensions thereof, whether owned solely or jointly by a Party or licensed in by a Party, with the right to sublicense, now or in the future, wherein at least one claim of such patent right is to an Invention.

     1.24 "Previously Committed Clone" shall mean any Clone (a) which is subject to a license or an option previously granted by CURAGEN to any third party, (b) which a third party has requested CURAGEN to full-length clone, or (c) of which a third party has commenced full-length cloning and notified CURAGEN thereof.

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     1.25 "Project Data" shall mean all information obtained by CURAGEN from the processing of BIOGEN Proprietary Material in a particular Research Project, including QC data, expression data, sequence data and any other information obtained or generated by CURAGEN in the performance of each Research Project in the Research Program.

     1.26 "Project Data Set" shall mean all Project Data resulting from a discrete Research Project.

     1.27 "Research Committee" or "RC" shall have the meaning set forth in
Section 2.2.1.

     1.28 "Research Plan" shall mean the written description of the research to be performed by CURAGEN under this Agreement, as further described in Section
2.1.3. The Research Plan may specify one or more independent Research Projects.

     1.29 "Research Project" shall mean (i) a particular project to process and analyze a specified set of samples in the Research Program, one of the primary purposes of which is the discovery of novel genes or novel utilities of genes (a "Discovery Project") or (ii) any other project mutually agreed to by the Parties. Each individual Research Project shall involve the analysis of no more than [XX] samples unless otherwise agreed by the Parties.

     1.30 "Research Project Invention" shall mean any discovery, invention, know-how or trade secret conceived or made by employees of CURAGEN or BIOGEN or jointly by employees of both, (a) in the performance of a Research Project hereunder, or (b) in the course of evaluating or utilizing any Data Set, in each case that is based on, incorporates or makes material inventive use of the corresponding Project Data or CURAGEN Data.

     1.31 "Research Program" shall mean the research program to be performed by CURAGEN under this Agreement as described in the Research Plan and amendments thereto.

     1.32 "Research Term" shall have the meaning set forth in Section 2.3.1.

     1.33 "Term" shall have the meaning set forth in Section 8.1.

     1.34 "Territory" shall mean the world.

                              2. RESEARCH PROGRAM

     2.1  Implementation of Research Program.
          ----------------------------------

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     2.1.1  Basic Provisions of Program.
            ---------------------------

     (a) The objective of the Research Program will be for CURAGEN to generate and deliver to BIOGEN Project Data Sets by performing Research Projects utilizing BIOGEN Proprietary Material. CURAGEN shall use commercially reasonable efforts to perform such tasks as are set forth in the Research Plan, including use of its functional genomics technologies (including GeneScape(R), QEA/GeneCalling, MIM/PathCalling and all additional services provided by CURAGEN) and the provision of such facilities and materials (other than BIOGEN Proprietary Material), equipment and consultants as it deems necessary to the achievement of such Research Plan and shall deliver each Project Data Set to BIOGEN using the GeneScape(R) database and software. In carrying out the Research Program, CURAGEN shall devote an average of at least [XXXXXXXX] FTEs per year to the Research Program over its five year duration (the "Staffing Level") unless BIOGEN and CURAGEN have agreed on a change in the Staffing Level as provided in (b) below.

     (b) BIOGEN may request an increase in the Staffing Level of up to [XXX XXX] additional FTEs per year to be devoted to the Research Program, subject to the agreement of CURAGEN. CURAGEN will use commercially reasonable efforts to increase the staffing level if mutually agreed as promptly as practical. Once the Staffing Level is increased, it may not be decreased during the following [XXXXXXXXX] period without the consent of CURAGEN, which consent shall not be unreasonably withheld.

     (c) BIOGEN shall have the right, at BIOGEN's expense, to have an independent certified public accountant review CURAGEN's accounting records for the purpose of verifying the allocation of the required number of FTE's to the Research Program.

     2.1.2  Collaborative Efforts and Reports.
            ---------------------------------

     (a) The Parties agree that the successful execution of the Research Program will require the collaborative use of both Parties' areas of expertise. The Parties shall keep the RC fully informed about the status of the portions of the Research Program they respectively perform. In particular, without limitation, each Party shall furnish to the RC quarterly written reports within thirty (30) days after the end of each quarterly period, describing the progress of its activities in reasonable detail, including (x) a summary of Project Data from ongoing Research Projects, (y) a summary of uses of Project Data and (z) a description of Project Data Sets from

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completed Research Projects. At any time, upon the reasonable request of BIOGEN,
CURAGEN will provide an update of the status of Research Projects to BIOGEN.

     (b) Scientists at CURAGEN and BIOGEN shall cooperate in the performance of the Research Program and, subject to any confidentiality obligations to third parties, shall exchange information and materials (including BIOGEN Proprietary Material) as necessary to carry out the Research Program, subject to the provisions of Section 4. Each Party will attempt to accommodate any reasonable request of the other Party to send or receive personnel for purposes of collaborating or exchanging information under the Research Program. Such visits and/or access will have defined purposes and be scheduled in advance. The requesting Party will bear the reasonable travel and lodging costs of any such personnel.

     (c) CURAGEN will give written notice to BIOGEN and the RC upon completion of the Project Data Set from each Research Project. "Completion" of a Project Data Set shall occur upon generation of all QEA/GeneCalling data or MIM/PathCalling data from a Research Project as contemplated by the Research Plan.

     (d) CURAGEN shall set up and maintain, throughout the Research Term, a secure partition of its GeneScape(R) database and software for the exclusive use of BIOGEN and CURAGEN for the purpose of identifying genes from Exclusive Data Sets, and shall provide online E-mail and telephone help during normal business hours in the use thereof to BIOGEN. CURAGEN and BIOGEN shall jointly set up and maintain a secure connection to said partition of the GeneScape(R) database and software in order to give BIOGEN on-line access thereto. Through such connection, BIOGEN shall have the right to utilize all features and functions of the GeneScape(R) database and software (including, without limitation, GeneTools(TM)) in connection with the Research Program.

     (e) BIOGEN will also receive access to CURAGEN's QEA/GeneCalling and MIM/PathCalling subscription databases and to GeneTools(TM) pursuant to one or more subscription agreements to be executed by the Parties, with terms substantially as described in Appendix D hereto. Such subscriptions [XXXXXXXX
                              ----------
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXX]

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[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] until the expiration of the Research Term. Such subscription agreements may be terminated by BIOGEN at any time, without affecting the Research Program, either in their entirety or with respect to any database at BIOGEN's sole discretion upon three
(3) months prior written notice. BIOGEN shall have no rights to use the GeneScape(R) database and software except as expressly set forth herein or in an executed database subscription agreement.

     2.1.3  Research Plans.
            --------------

     The Research Plan for the first twelve months of the Research Program shall be agreed upon by the Parties within thirty (30) days of the Effective Date and shall include the initial Research Projects and plans to implement the installation of access to the GeneScape(R) database and software for BIOGEN. The initial Research Projects shall include a project on [XXXXXXXXXXXXXX XXXXXXXXXXXXXX] and a project on [XXXXXXXXXX] as further described in Section
2.6. Every [XXXXXXXXXXXXXX] during the Research Term [XXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXX] the Research Plan shall be updated by BIOGEN in consultation with CURAGEN to cover the next twelve months and shall be approved by the RC no later than thirty (30) days before the end of each semi-annual period. The Research Plan shall set forth specific Research Projects for the period covered by the Research Plan. The RC will consider adjustments in the Research Plan at any time upon the request of BIOGEN or CURAGEN. Notwithstanding the foregoing, no project shall become a Research Project without the express consent of both BIOGEN and CURAGEN; provided, however, that CURAGEN shall consent to any reasonable proposed Discovery Project which is not substantially similar to a project that is ongoing, planned, the subject of negotiation with a third party or subject to a prior commitment to a third party, and which would not violate a prior restriction under an agreement with a third party. The Parties shall negotiate in good faith the terms to apply generally to any Research Project that is not a Discovery Project, other than the [XXXXXXXXXX XXXXXXXX] which is covered by Section 2.6.

     2.1.4  Exclusivity.
            -----------

     (a) CURAGEN agrees that, during the conduct of a Research Project and for the duration of any subsequent Exclusive Evaluation Period, CURAGEN shall not undertake to perform a substantially similar research project with any third party.

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     (b)    CURAGEN agrees that during any Exclusive Evaluation Period, CURAGEN will not grant access to any Exclusive Data Set to any other party and that during any Option Period, CURAGEN shall not grant to any third party rights to any Optioned Clone. In addition, CURAGEN shall not, during any Exclusive Evaluation Period, grant a third party any exclusive rights to license a Clone contained in the corresponding Exclusive Data Set (i) which BIOGEN has requested CURAGEN to full-length clone or (ii) for which BIOGEN has commenced full-length cloning and notified CURAGEN thereof. Notwithstanding the provisions of Article 4 and except as provided in Section 2.6 hereof, upon the expiration of any Exclusive Evaluation Period for any Exclusive Data Set, CURAGEN shall have the right, at its sole option, to make such Data Set and reasonable descriptions of the data contained therein available to third parties or to put the Data Set and such descriptions in the subscription portion of the GeneScape(R) database. Nothing contained in this Agreement shall in any way restrict CURAGEN's right to perform research or collaborate with third parties and to grant to third parties the right to exploit the results of any such research or collaborations without restriction other than as set forth above or as expressly provided in an executed License Agreement. CURAGEN agrees that CURAGEN will not use and/or replicate any BIOGEN Proprietary Material for any purpose other than as provided herein.

     (c) CURAGEN acknowledges that BIOGEN may, in the course of reviewing Data Sets, obtain general information not specifically relating to any Clone or to the utility thereof. BIOGEN shall be permitted to use any such general information that is non-proprietary to CURAGEN in the course of conducting its internal research programs, or as otherwise permitted herein, but for no other purpose.

     (d) BIOGEN agrees that, until any such information is in the public domain, other than as a result of a disclosure by BIOGEN in violation of this Agreement, an executed subscription agreement or an executed License Agreement, BIOGEN will only utilize Project Data, CURAGEN Data, CURAGEN Proprietary Material, Inventions or Patent Rights as expressly provided herein, in an executed License Agreement or in an executed subscription agreement.

     2.1.5  Research License. CURAGEN hereby grants to BIOGEN a non-exclusive
            ----------------
license under CURAGEN Background Inventions and CURAGEN's interest in any Inventions solely

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

during the Term hereof and to the extent necessary to allow BIOGEN to perform its obligations under the Research Program and to exercise the rights granted herein.

     2.1.6  Software License. Any access granted to the GeneScape(R) database
            ----------------
and software hereunder, or any components thereof, is granted according to the following terms:

     The GeneScape(R) database, software and display screeens are protected by copyright, patent, trade secret and other intellectual property laws. CURAGEN hereby grants to BIOGEN and its employees a non-exclusive non-transferrable license to access the GeneScape(R) database and software solely for the purposes of and during the Term of this Agreement. BIOGEN shall access Project Data Sets and CURAGEN Data Sets only through the GeneScape(R) database and software provided by CURAGEN. BIOGEN shall not copy the GeneScape(R) database, software or display screens except as occurs during the normal course of CURAGEN-provided access. In particular, BIOGEN will not retain such normal copies for a time not reasonably related to CURAGEN-provided access. BIOGEN shall not reverse engineer, decompile, or disassemble the GeneScape(R) software or display screens. The GeneScape(R) database and software embody trade secrets of CURAGEN that are considered Confidential Information of CURAGEN and subject to the provisions of Article 6 hereof.

     2.2    Research Committee.
            ------------------

     2.2.1  Establishment and Functions of RC.
            ---------------------------------

     (a) CURAGEN and BIOGEN shall establish a "Research Committee" (the "RC"). The RC will be responsible for the planning and monitoring of the Research Program. In particular, the activities of the RC shall include reviewing progress in the Research Program and recommending necessary adjustments to the Research Program, including any Research Project substitutions deemed desirable based on results and on BIOGEN's commercial interest, as the research and development progresses.

     (b) In planning and monitoring the Research Program, the RC shall assign tasks and responsibilities taking into account each Party's respective specific capabilities and expertise in order in particular to avoid duplication and enhance efficiency and synergies.

     2.2.2  RC Membership.
            -------------

     CURAGEN and BIOGEN each shall appoint, in their sole discretion, three members to the RC, which shall include a Co-Chair to be designated by BIOGEN and a Co-Chair to be

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designated by CURAGEN. Substitutes or alternates for the Co-Chairs or other RC members may be appointed at any time by notice in writing to the other Party. The Parties may mutually agree to change the size of the RC as long as there shall be an equal number of representatives of each Party on the RC. The initial Co-Chairs and other RC members shall be designated by the Parties upon execution of this Agreement. CURAGEN shall appoint a Project Coordinator, who shall be reasonably satisfactory to BIOGEN, to serve as the principal liaison with BIOGEN for the Research Program. Such Project Coordinator will be one of CURAGEN's members of the RC.

     2.2.3 Meetings.
           --------

     The RC shall meet at least quarterly, with such meetings to be held, alternately, in New Haven, Connecticut, and Cambridge, Massachusetts unless the Parties agree otherwise. Any additional meetings shall be held at places and on dates selected by the Co-Chairs of the RC. In addition, the RC may act without a formal meeting by a written memorandum signed by the Co-Chairs of the RC. Whenever any action by the RC is called for hereunder during a time period in which the RC is not scheduled to meet, the Co-Chairs of the RC shall cause the RC to take the action in the requested time period by calling a special meeting or by action without a meeting. Subject to the obligations set forth in Section 4, representatives of each Party or of its Affiliates, in addition to the members of the RC, may attend RC meetings at the invitation of either Party with the prior approval of the other Party, which shall not be unreasonably withheld.

     2.2.4 Minutes.
           -------

     The RC shall keep accurate minutes of its deliberations which record all proposed decisions and all actions recommended or taken. Drafts of the minutes shall be delivered to the Co-Chairs of the RC within twenty (20) days after the meeting. The Party hosting the meeting shall be responsible for the preparation and circulation of the draft minutes. Draft minutes shall be edited by the Co-Chairs and shall be issued in final form only with their approval and agreement as evidenced by their signatures on the minutes.

     2.2.5 Quorum; Voting; Decisions.
           -------------------------

     At each RC meeting, at least two (2) member(s) appointed by each Party present in person or by telephone shall constitute a quorum and decisions shall be made by majority vote. Each RC member shall have one vote on all matters before the RC, provided that the member or members of each Party present at an RC meeting shall have the authority to cast the votes of any

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of such Party's members on the RC who are absent from the meeting.
Notwithstanding the foregoing, the objective of the Parties to this Agreement is that decisions of the RC shall be made by consensus. However, except as otherwise set forth herein, in the event that the RC is unable to resolve any matter before it as set forth above, such matter shall be resolved in good faith by BIOGEN. Notwithstanding the foregoing, no project shall become a Research Project without the express consent of both BIOGEN and CURAGEN; provided, however, that CURAGEN shall consent to any reasonable proposed Discovery Project which is not substantially similar to a project that is ongoing, planned, the subject of negotiation with a third party or subject to a prior commitment to a third party, and which would not violate a prior restriction under an agreement with a third party.

     2.2.6 Expenses.
           --------

     CURAGEN and BIOGEN shall each bear all expenses of their respective RC members related to their participation on the RC and attendance at RC meetings.

     2.3   Research and Development Term.
           -----------------------------

     2.3.1 Term of the R&D Program.
           -----------------------

     The Research Program shall expire five (5) years after the Effective Date unless extended as provided below or unless earlier terminated by either Party pursuant to the provisions in Section 2.3.3 and/or Article 8 (the "Research Term").

     2.3.2 Extension of the Research Phase of the R&D Program.
           --------------------------------------------------

     The Research Term may be extended upon six (6) months prior written notice by mutual agreement of the Parties on terms to be agreed upon between the Parties.

     2.3.3 Early Termination of the R&D Program.
           ------------------------------------

     (a) BIOGEN may terminate the Research Program at its sole discretion upon six (6) months prior written notice to CURAGEN, which notice may be given at any time after the second anniversary of the Effective Date. Notwithstanding any other provision of this Agreement, any such early termination of the Research Program shall automatically terminate any ongoing Exclusive Evaluation Period or Option Period, but shall not affect any License Agreement executed between the Parties prior to such early termination or any Option that has been exercised prior to such early termination.

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     (b)   Any termination of the Research Program under Section 2.3.3(a) shall be without prejudice to the rights of either Party against the other, then accruing or otherwise accrued under this Agreement and upon any such termination, all remaining BIOGEN Proprietary Material provided to CURAGEN under this Agreement shall be returned to BIOGEN or destroyed and all remaining CURAGEN Proprietary Material provided to BIOGEN under this Agreement shall be returned to CURAGEN or destroyed, except for any CURAGEN Proprietary Material licensed pursuant to an executed License Agreement.

     2.4   Project Data Evaluations.
           ------------------------

     2.4.1 Exclusive Access. From the time at which a Research Project is begun
           ----------------
and continuing through a one-year period which shall commence on the first day of the calendar quarter following the calendar quarter in which delivery of a notice of a complete Project Data Set is made pursuant to Section 2.1.2(c) (the "Exclusive Evaluation Period"), CURAGEN: (a) shall not use such Project Data Set and related CURAGEN Proprietary Material resulting from such Research Project for any purpose other than conducting the Research Program hereunder and
(b) shall keep such Project Data Set and related Inventions and CURAGEN Proprietary Material confidential and will not disclose or transfer the Project Data Set, or related Inventions and CURAGEN Proprietary Material, to third parties by publication or otherwise, without the prior written consent of BIOGEN.

     2.4.2 Extensions. BIOGEN may elect to extend the Exclusive Evaluation
           ----------
Period for any Project Data Set for up to two additional twelve (12) month periods from the end of the initial, unextended Exclusive Evaluation Period by giving written notice to CURAGEN and making a payment of $500,000 per twelve
(12) month period to CURAGEN prior to expiration of the then current Exclusive Evaluation Period for such Project Data Set. An Exclusive Evaluation Period will be automatically extended for [XXXXXXXXXXXXXX] for up to three months in order to allow the completion of any reasonable requests for confirmation of data made by BIOGEN during the primary twelve-month of such Exclusive Evaluation Period.

     2.4.3 Non-exclusive Access. Except with respect to any information which
           --------------------
becomes part of the public domain other than as a result of a disclosure by BIOGEN in violation of this Agreement, an executed subscription agreement or an executed License Agreement, following the expiration of the Exclusive Evaluation Period for a Project Data Set, BIOGEN shall continue

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to have non-exclusive access to such Project Data Set solely through the
GeneScape(R) database and solely for the purpose of identifying Clones of interest to BIOGEN in such Data Set, or to the extent expressly permitted in
Section 2.1.4(c), in an executed License Agreement or in an executed subscription agreement.

     2.4.4. Data Annotations. Upon the expiration of the Exclusive Evaluation
            ----------------
Period for each Project Data Set, CURAGEN shall furnish to BIOGEN reasonable descriptions of the Project Data Set to be included in the GeneScape(R) database with the Project Data Set. BIOGEN shall have a period of [XXXXXXXXXXXXXX] to review such descriptions and advise CURAGEN of reasonable objections. CURAGEN shall not include in the GeneScape(R) database any descriptions, or portions thereof, to which BIOGEN reasonably objects.

     2.5    CURAGEN Projects.
            ----------------

     2.5.1  Access. BIOGEN shall have the option, for such period or periods as
            ------
CURAGEN may specify, to obtain exclusive access to specified proprietary CURAGEN Data Sets and related CURAGEN Project Inventions which are offered by CURAGEN in its sole discretion to BIOGEN for review. Such option shall be exercisable as set forth in Section 2.5.2 below.

     2.5.2  Exclusive Evaluation Option. Subject to any rights which CURAGEN may
            ---------------------------
grant or have granted to third parties, BIOGEN may request at any time during the time period specified by CURAGEN that it receive exclusive access (as described in Section 2.5.1) to any CURAGEN Data Set offered to BIOGEN pursuant to Section 2.5.1. Such exclusive access to such CURAGEN Data Set shall be granted to BIOGEN for an Exclusive Evaluation Period of [XXXXXXXXXX] commencing upon CURAGEN's receipt of written notice from BIOGEN and payment of an exclusive evaluation fee of [XXXXX] unless BIOGEN is notified by CURAGEN at any time prior to CURAGEN's receipt of BIOGEN's written notice that exclusive access to such CURAGEN Data Set is no longer available as a result of CURAGEN's agreements with third parties existing at the time of the request.

     2.5.3  Extensions. BIOGEN may elect to extend the Exclusive Evaluation
            ----------
Period for any CURAGEN Data Set for up to [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXX] from the end of the initial unextended Exclusive Evaluation Period by giving written notice to CURAGEN and making a second payment [XXXXXXXXXX XXXXXXXXX] to CURAGEN prior to expiration of the then current
Exclusive Evaluation Period for such CURAGEN Data Set. An

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Exclusive Evaluation Period will be automatically extended for [XXXXXXXXXXXX]
for up to [XXXXXXXXXXXX] in order to allow the completion of any reasonable requests for confirmation of data made by BIOGEN during the primary [XXXXXXXXXX] period of such Exclusive Evaluation Period. Following the expiration of the Exclusive Evaluation Period for a CURAGEN Data Set, BIOGEN shall have no access to or right to use such CURAGEN Data Set, other than as expressly permitted in
Section 2.1.4(c), in an executed License Agreement or in an executed subscription agreement.

     2.6   [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXX]

                              3. FINANCIAL TERMS

     3.1   Equity Investment. BIOGEN agrees itself, or through one of its
           -----------------
Affiliates, to make an equity investment in CURAGEN in the amount of Five Million Dollars ($5,000,000), such investment to be made in a transaction exempt from registration under the Securities Act of 1933 contemporaneously with the closing of the initial public offering of CURAGEN Common Stock at the public offering price and pursuant to a mutually agreeable stock purchase agreement containing reasonable and customary terms for the purchase of stock in such circumstances and a

                                       15

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

registration rights agreement providing for the filing of a registration statement covering the resale of the purchased shares to be filed by CURAGEN within twenty (20) days of the first anniversary of the effective date of the registration statement pertaining such initial public offering. In the event that CURAGEN has not closed an initial public offering within eighteen (18) months from the Effective Date, BIOGEN shall be released from its obligation pursuant to this Section 3.1.

     3.2   Loan Commitment. As partial consideration for rights granted
           ---------------
hereunder, BIOGEN hereby commits to the following:

     (a) BIOGEN shall itself, or through one of its Affiliates, subject to the terms set forth below, make funds available to CURAGEN for general corporate purposes in the form of a loan or loans to CURAGEN in an amount not to exceed Ten Million Dollars ($10,000,000.00) (the "Loan"). Unless this Agreement has been terminated for any reason, CURAGEN may, in such amounts and at such times as CURAGEN, in it sole discretion, may determine, upon fifteen (15) days written notice draw down the balance of the Loan over a period of five (5) Loan Years (as defined below) following the Effective Date. For the purposes of this section, a "Loan Year" commences on the Effective Date or an anniversary thereof and terminates twelve months later. BIOGEN shall not be obligated to advance more than Five Million Dollars ($5,000,000) in the first Loan Year or to advance any funds under the Loan at any time during which (i) CURAGEN is in default under any Note (defined below); or (ii) any proceeding, voluntary or involuntary, in bankruptcy or insolvency, is pending against CURAGEN, or a receiver is operating CURAGEN with or without the consent of CURAGEN. BIOGEN's obligation to advance any funds under the Loan shall terminate upon the earlier to occur of (i) the last day of the fifth Loan Year or (ii) termination or expiration of the Research Program and the Research Term.

     (b) On the Effective Date, CURAGEN shall execute and deliver to BIOGEN an unsecured note, substantially in the form set forth in Appendix B attached
                                                       ----------
hereto and made a part hereof (the "Note"), evidencing the Loan. The schedule attached to the Note shall be revised each time any amount is drawn down under the Loan and each time any amount is repaid. Once any principal amount has been repaid, BIOGEN shall not be obligated to advance such amount to CURAGEN during the remainder of the term of the Loan. The Note shall be subordinated to (i)
all secured debt and liabilities of CURAGEN and (ii) all liabilities of CURAGEN to institutional or
                                       16

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

commercial lenders and equipment lessors existing as of the date hereof or incurred hereafter (including, without limitation any lease obligations) and may be prepaid by CURAGEN at any time without premium or penalty on a date specified by CURAGEN, in cash or at CURAGEN's option, in CURAGEN Common Stock valued at its then Fair Market Value (as defined in Section 3.2(e) below).

     (c) The Note shall bear interest on the outstanding principal amount thereof at a rate per annum equal to Prime (defined below) plus one (1%) percent. Such interest shall accrue and be paid semi-annually commencing on the six-month anniversary of the date first following any advance under the Loan and continuing every six months thereafter until the Note is paid in full, unless otherwise specified in this Section 3.2. Interest payments shall be made in cash or at CURAGEN's option, in CURAGEN Common Stock valued at its then Fair Market Value (as defined in Section 3.2(e) below). The applicable rate of interest for the Note shall be adjusted semi-annually according to the Prime rate as announced on each six-month anniversary date of the Effective Date.

     (d) Within fifteen (15) days of the expiration of the fifth Loan Year, repayment in full of the principal amount and accrued interest, under the Note shall be made in cash or, at CURAGEN's option, in CURAGEN Common Stock valued at its then Fair Market Value (as defined in Section 3.2(e) below). Notwithstanding the foregoing, if this Agreement is terminated by BIOGEN pursuant to Section 8.2(a), or if the Research Program is terminated pursuant to Section 2.3.3, CURAGEN shall repay the principal and accrued interest owed under the Note within twelve (12) months of the date the Agreement or the Research Program, as the case may be, is terminated; provided, however, that any such repayment may be made in cash or stock as set forth above, at CURAGEN's sole discretion.

     (e) For purposes of subsection (c) of this Section 3.2, "Prime" shall mean the floating rate of interest reported by The Wall Street Journal as the
                                          -----------------------
prevailing base rate on corporate loans posted by at least 75% of the 30 largest banks in the United States. In the event that the The Wall Street Journal ceases
                                                 -----------------------
to publish such a rate, or modifies its criteria for such rate, the term "Prime" shall mean the generally prevailing base corporate lending rate of Fleet National Bank. For purposes of subsections (b), (c), (d) and (f) of this
Section 3.2, "Fair Market Value" of CURAGEN Common Stock shall mean: the lower of (i) the average of the closing prices as reported by

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NASDAQ or, if not traded on NASDAQ, by such other principal securities exchange on which the shares are traded, as applicable, over the twenty (20) trading days preceding the payment date specified by CURAGEN or the date on which the Loan is otherwise due or payable, or (ii) the closing price on the last day on which shares are traded preceding such date if such price is more than twenty-percent (20%) below such average. Notwithstanding the foregoing, if CURAGEN Common Stock is not publicly traded at the time of any repayment hereunder, Fair Market Value shall mean the price at which CURAGEN issued shares in its most recent third party equity financing raising in excess of One Million Dollars. Delivery of any shares of Common Stock shall take place no later than five (5) days after the repayment date and shall be subject to execution by the Parties of an agreement containing customary representations and provisions to comply with Federal and State securities laws, as mutually agreed between the Parties. Additionally, if CURAGEN Common Stock is not publicly traded at the time of any such repayment, BIOGEN shall receive registration rights with respect to any such shares on the same terms and conditions as set forth in the Registration Rights Agreement between CURAGEN and Biotech Manufacturing Limited dated June 25, 1997.

     (f) In the event that CURAGEN makes any repayment hereunder in CURAGEN Common Stock and CURAGEN is eligible to file a registration statement on Form S-3 (or successor short form) at the time of repayment, then within 20 days of the repayment date, CURAGEN shall file a registration statement on Form S-3 covering the resale by BIOGEN of any shares so delivered to BIOGEN; provided, however, that with respect to any repayment in CURAGEN Common Stock made under subsection (c) hereof, to the extent not already included in any other registration, CURAGEN shall annually during the month of April file a registration statement on Form S-3 covering the resale by BIOGEN of any such shares so delivered to BIOGEN. Notwithstanding anything herein to the contrary, BIOGEN may require that CURAGEN repay the amounts borrowed under the Note in cash and stock to the extent necessary to ensure that receipt of CURAGEN's shares will not cause BIOGEN's holdings in CURAGEN to equal 19.9 percent or more of CURAGEN's total Common Stock outstanding after the issuance of such shares to BIOGEN.

     3.3   Research Funding.
           ----------------

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

     During the Research Term, BIOGEN will pay CURAGEN non-refundable research payments of [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] per year plus the sum of [XXXXXX] per year per FTE in the Staffing Level above [XX]FTEs. Such payments will be made quarterly in advance, commencing on the Effective Date, and on or before the first day of each calendar quarter thereafter, with the first and last payments prorated in the event that the Effective Date or the expiration or termination date is not the first day or last day of a calendar quarter, respectively. In the event that the Staffing Level is to change in any calendar quarter, such payment shall be pro-rated accordingly, if necessary, based on the above-specified level of funding per FTE. The first research payment shall be made simultaneously with the execution of this Agreement and shall include all amounts necessary to make BIOGEN current in research payments due since the Effective Date. BIOGEN will fund its own activities under the Research Program.

                   4. TREATMENT OF CONFIDENTIAL INFORMATION

     4.1   Confidential Information. During the course of the Research Program,
           ------------------------
or in discussions concerning Exclusive Data Sets, each Party may disclose to the other proprietary technical and business information, including but not limited to information contained in Data Sets (which information shall be deemed Confidential Information of CURAGEN), (collectively, "Confidential Information"). For a period of [XXXXXXXXXXX] after the receipt of any such Confidential Information, except as expressly permitted hereunder, the receiving Party shall keep confidential all such Confidential Information of the other Party and will not disclose such Confidential Information of the other Party to third parties by publication or otherwise. Each Party shall take reasonable steps to ensure that all of its employees, consultants and RC members shall protect and use Confidential Information of the other Party only in accordance with the terms hereof. Each Party further agrees not to use Confidential Information of the other Party for any purpose other than conducting or evaluating research hereunder, evaluating and analyzing Data Sets or exercising any rights granted to it or reserved by it hereunder, in an executed License Agreement or executed subscription agreement, or as otherwise expressly permitted hereunder. Notwithstanding the foregoing, it is understood and

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

agreed that the receiving Party's obligations of confidentiality and nonuse herein shall not apply to any information which:

           (a) is, at the time of disclosure by the disclosing Party hereunder, or thereafter becomes, a part of the public domain or publicly known or available through no fault or negligence of the receiving Party or any of its Affiliates; or

           (b) was otherwise in the receiving Party's lawful possession prior to disclosure by the disclosing Party, as demonstrated by the receiving Party's written records; or

           (c) is lawfully disclosed to the receiving Party or any of its Affiliates on a non-confidential basis by a third party who is not in violation of an obligation of confidentiality to the disclosing Party relative to such information.

     4.2   Publications. It is expected that each Party may wish to publish the
           ------------
results of its research under this Agreement. In order to safeguard intellectual property rights, the Party wishing to publish or otherwise publicly disclose the results of its research hereunder shall first submit a draft of the proposed manuscripts to the Research Committee for review, comment and consideration of appropriate patent action at least [XXXXXXXXXX] prior to any submission for publication or other public disclosure. Within [XXXXXXXXXXXX] of receipt of the prepublication materials, the Research Committee will advise the Party seeking publication as to whether a patent application will be prepared and filed or whether trade secret protection should be pursued and, if so, the Research Committee will, in cooperation with both Parties, determine the appropriate timing and content of any such publications.

     4.3   Press Release and Regulatory Filings. The Parties shall mutually
           ------------------------------------
agree on a press release announcing the execution of this Agreement and on any confidential treatment request to be filed with the Securities and Exchange Commission with respect to this Agreement. Once any written statement is approved for disclosure by both Parties, either Party may make subsequent public disclosures of the contents of such statement without the further approval of the other Party.

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

                        5. INTELLECTUAL PROPERTY RIGHTS

     5.1   BIOGEN Proprietary Material. mRNA pools extracted by CURAGEN from a
           ---------------------------
BIOGEN Proprietary Material in the performance of the Research Program shall remain BIOGEN Proprietary Material. All other substances made by CURAGEN in the performance of the Research Program shall be CURAGEN Proprietary Material. BIOGEN Proprietary Material shall remain the property of BIOGEN and CURAGEN shall use such BIOGEN Proprietary Material only for the purpose of conducting the Research Program hereunder and shall not transfer BIOGEN Proprietary Material to any other person or entity.

     5.2   CURAGEN Proprietary Material. Substances made by BIOGEN from CURAGEN
           ----------------------------
Proprietary Material shall remain CURAGEN Proprietary Material. CURAGEN Proprietary Material shall remain the property of CURAGEN and BIOGEN shall use such CURAGEN Proprietary Material only for purposes relating to performance of the Research Program, evaluation of the Project Data, the exercise of the option provided in Section 7.1, or pursuant to the terms of an executed License Agreement. BIOGEN shall not transfer CURAGEN Proprietary Material to any other person or entity except in connection with rights granted to BIOGEN pursuant to an executed License Agreement.

     5.3   Inventions. Each Party shall promptly disclose to the other Party all
           ----------
Inventions. Except as set forth in Sections 5.1 and 5.2, (i) all Research Project Inventions, and Patent Rights thereon, shall be owned jointly by CURAGEN and BIOGEN; and (ii) all CURAGEN Project Inventions, and Patent Rights thereon, shall be owned by CURAGEN. The rights and interests of CURAGEN and BIOGEN in Inventions shall be subject to the provisions of Article 7.

              6. PROVISIONS CONCERNING THE FILING, PROSECUTION AND
                          MAINTENANCE OF PATENT RIGHTS

     6.1   Applicability. The provisions of this Section 6 shall be applicable
           -------------
to all Inventions and Patent Rights unless and until (i) they become subject to a License Agreement, whereupon the License Agreement will govern the rights of the Parties with respect to the subject matter thereof, or (ii) the relevant Research Project is completed and the relevant Exclusive

Evaluation Period expires and the relevant Option Period, if any, expires, whereupon this Section 6 shall cease to apply.

     6.2   Patent Filing.
           -------------
     (a) CURAGEN shall have the first right (but not the obligation) to prepare, file, prosecute, obtain and maintain patent applications and patents on Inventions, at its sole expense. BIOGEN agrees to provide reasonable assistance and cooperation to CURAGEN to facilitate such filing, prosecution and maintenance. CURAGEN agrees that any such preparation, filing, prosecution and maintenance shall be conducted diligently and that BIOGEN shall be kept fully informed of the progress thereof and provided with copies of all material documents pertaining thereto until the end of the Exclusive Evaluation Period, and for any Invention which becomes subject to an Option, until the end of the Option Period. BIOGEN shall, whenever possible, be given the opportunity to review and comment in advance on any patent filings or other correspondence with the patent office during such periods and CURAGEN shall consider incorporating any comments provided by BIOGEN in good faith.

     (b) CURAGEN may elect not to exercise its first right to prepare, file, prosecute, obtain and maintain patent applications and patents on Inventions as described in Section 6.2(a) above at any time for any such patent applications and patents by giving written notice thereof to BIOGEN. Such notice shall specifically identify the patent application(s) and/or patent(s) for which CURAGEN wishes to relinquish such first right. Following the receipt of such notice, BIOGEN shall have the right to prepare, file, prosecute, obtain and maintain the patent application(s) and patent(s) identified in the notice, at its sole expense, on behalf of the owner of the Invention, subject to the rights granted herein, until the end of the Exclusive Evaluation Period, and for any Invention which becomes subject to an Option, until the end of the Option Period.

     (c) The Parties shall mutually agree before permitting any patent application or patent within Patent Rights to lapse as well as before authorizing any amendment to any patent application or patent within Patent Rights that would irrevocably limit the lawful scope of the Patent Rights, until the end of the Exclusive Evaluation Period, and for any Invention which becomes subject to an option, until the end of the Option Period.

     (d) No Party shall have any obligation under this Agreement to pay any fees or costs: (i) for bringing a lawsuit or other action to enforce any of the Patent Rights against an actual or suspected infringement or (ii) for any other Party to obtain for its own benefit independent business or legal advice concerning any of the Patent Rights.

     6.3   Notice of Infringement. If either Party learns of any infringement or
           ----------------------
threatened infringement by a third party of the patents within Patent Rights, such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement.

     6.4   Infringement. CURAGEN shall have all rights, at its own expense, to
           ------------
bring suit (or other appropriate legal action) against any actual or suspected infringement of the Patent Rights.

     6.5   Cooperation. BIOGEN shall execute all papers and perform such other
           -----------
acts as may be reasonably required to maintain any infringement suit brought in accordance with Section 6.4 above (including giving legal consent for bringing such suit, and agreeing to be named as a plaintiff or otherwise joined in such suit). BIOGEN shall be reimbursed by CURAGEN for any out of pocket expenses incurred in connection with the foregoing. BIOGEN, at its option and expense, may be represented in such suit by counsel of its choice.

                              7. OPTION TO BIOGEN

     7.1   Option Grant.
           ------------

     7.1.1 Option. Subject to rights third parties have obtained by virtue of
           ------
access to other CURAGEN Data Sets, data sets resulting from agreements between CURAGEN and third parties, or the subscription portion of the GeneScape(R) database prior to BIOGEN's election, CURAGEN hereby grants to BIOGEN the right to elect an exclusive option (the "Option") to license all Inventions and other CURAGEN patents or patent applications as described in Section 2.3 of the License Agreement relating to any Clone whose sequence or utility is determined in whole or in part from the use of an Exclusive Data Set which is not a Previously Committed Clone. Such Option shall give BIOGEN the right to obtain, at BIOGEN's sole discretion, either (a) subject to the rights reserved by CURAGEN in Section 7.1.3, an exclusive license to the Clone specified in BIOGEN's notice of exercise (the "Optioned Clone") and to all Patent Rights and Inventions to the extent that they relate to such Optioned Clone including but not limited to Patent Rights claiming whole or partial sequences or utility, to develop, make, have made, use, have used, sell, offer for sale, have sold, import and have imported products (i) incorporating or derived from such Optioned Clone, or (ii) discovered or developed using such Optioned Clone, in the Territory, for any and all human uses, under the terms and conditions set forth in the License Agreement; (b) a non-exclusive license to the Optioned Clone and to all Patent Rights and Inventions to the extent that they relate to such Optioned Clone, solely for use of the Optioned Clone as a target to develop small molecule products; or (c) subject to the rights reserved by CURAGEN in
Section 7.1.3, an exclusive license to all Patent Rights and Inventions claiming utility of a known Optioned Clone, as further described in the License Agreement. Such Option shall be exercisable at any time during the Option Period specified in Section 7.3.

     7.1.2 Option Election.
           ---------------
     Such Option shall be elected by BIOGEN by giving written notice to CURAGEN within the Exclusive Evaluation Period for such Exclusive Data Set, which shall specify in detail the Optioned Clone to be included within the terms of any such Option and which shall be accompanied by the payment of any Option Fee as specified in Section 7.2. Each Optioned Clone, and the term of the corresponding Option Period, shall be listed on Appendix A hereto from time to time. Notwithstanding the foregoing, for Project Data Sets, BIOGEN may request such an Option after expiration of the Exclusive Evaluation Period, which Option shall be granted by CURAGEN upon payment of the Option Fee specified in Section 7.2, unless prohibited by agreements with third parties.

     7.1.3 Reservation of Rights. Notwithstanding the foregoing, in any
           ---------------------
exclusive license granted pursuant to the exercise of an Option, CURAGEN shall retain for itself the right to use the Optioned Clone or the protein derived therefrom as part of a general library of nucleic acids, which library is used for research purposes.

     7.2 Option Fee. An Option Fee of [XXXXXX] per Optioned Clone shall be due
         ----------
upon the election of an Option with respect to any Clone from any Exclusive Data Set; [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXX]


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     7.3   Option Period. Each Option shall remain in effect for a period of
           -------------
[XXXXXXXXXXXX] from receipt by CURAGEN of BIOGEN's written notice of its election of such Option and payment of any required Option Fee (the "Option Period"); provided, however, that any Option Period may be extended for [XXX XXXXXXXXXXXXXXXXXXXXXXXX] period upon payment by BIOGEN of [XXXXXXXXXXXXXX] per Optioned Clone.

     7.4   Option Exercise. During each Option Period, upon notice to CURAGEN
           ---------------
and upon payment of the corresponding license fee, BIOGEN shall have the right to receive a license to the Optioned Clone under the terms and conditions set forth in an executed License Agreement. The license fee for a license described in Section 7.1.1, clause (a) shall be [XXXXXX] and the license fee for a license described in Section 7.1.1, clause (b) or (c), shall be [XXXXXX]
Notwithstanding the foregoing, [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]The License Agreement shall be executed in substantially the form attached hereto upon exercise of the first Option, unless previously executed pursuant to Section 7.5, and shall be amended from time to time in accordance with the terms hereof and thereof as additional Options are exercised.

     7.5  [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

     7.6   Reversion of Rights. CURAGEN shall retain all rights to all Project
           -------------------
Data, CURAGEN Data, CURAGEN Proprietary Material, Inventions and Patent Rights not expressly granted to BIOGEN hereunder. Upon expiration of any Exclusive Evaluation Period,


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CURAGEN shall recover and retain all of CURAGEN's rights to the corresponding
Exclusive Data Set and related Inventions and Patent Rights thereon other than such rights as BIOGEN may have as provided in Sections 2.1.4, 2.1.5, 2.4.3 and
2.6 or with respect to Optioned Clones. In the event that upon the expiration of any Option Period the corresponding Option has not been exercised by BIOGEN, all of CURAGEN's rights in the corresponding Optioned Clone and related Inventions and Patent Rights thereon shall revert to CURAGEN. Notwithstanding the foregoing, nothing contained in this Section 7.6 shall be deemed to limit any rights of BIOGEN expressly provided in an executed License Agreement or an executed subscription agreement. In addition, BIOGEN shall (a) upon the expiration of each Exclusive Evaluation Period, without any further action on its part, be deemed to have granted to CURAGEN an exclusive (except for uses by BIOGEN permitted in Section 2.4.3), royalty-free license for all purposes under BIOGEN's rights in Inventions or Patent Rights claiming (i) any Clones other than [XXXXXXXXXXX] whose sequence or utility is determined in whole or in part from the use of the corresponding Exclusive Data Set and which are not the subject of any Option or License Agreement, or (ii) any uses of such Clones, and
(b) upon the expiration of each Option Period, without any further action on its part, be deemed to have granted to CURAGEN a license as set forth in (a) above with respect to each Optioned Clone for which an Option has not been exercised. Prior to any disposition of rights as set forth above or in an executed License Agreement, BIOGEN shall not assign, encumber or otherwise limit its ownership interest in any Invention or Patent Right.

     7.7   No Other Rights. BIOGEN shall receive no rights to Data Sets or
           ---------------
Clones under CURAGEN Patent Rights or Inventions except as expressly set forth herein or in an executed License Agreement.

                            8. TERM AND TERMINATION

     8.1   Term. Unless earlier terminated as provided in this Section 8, the
           ----
term of this Agreement shall be for five (5) years following the Effective Date plus the length of any available Exclusive Evaluation Periods and any permitted extensions thereof and the length of

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

any Options and any permitted extensions thereof, or until the date on which BIOGEN no longer has access to Project Data Sets, whichever is later (the "Term").

     8.2   Termination.
           -----------
     (a) This Agreement and the options granted herein may be terminated by either Party upon any breach by the other Party of any material obligation or condition, effective thirty (30) days after giving written notice to the breaching Party of such termination in the case of a payment breach and sixty
(60) days after giving written notice to the breaching Party of such termination in the case of any other breach, which notice shall describe such breach in reasonable detail. The foregoing notwithstanding, if the default or breach is cured or shown to be non-existent within the aforesaid thirty (30) or sixty (60) day period, the notice shall be deemed automatically withdrawn and of no effect.

     (b) If either Party files for protection under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within sixty (60) days of the filing thereof, then the other Party may terminate this Agreement by notice to such Party.

     8.3   Remedies. If either Party shall fail to perform or observe or
           --------
otherwise breaches any of its material obligations under this Agreement, in addition to any right to terminate this Agreement, the non-defaulting Party may elect to obtain other relief and remedies available under law.

     8.4   Surviving Provisions. Notwithstanding any provision herein to the
           --------------------
contrary, the rights and obligations set forth in Sections 2.1.4, 2.1.6 and 2.3.3(b), Articles 4, 5, and 6, Sections 7.6 and 8.4, and Article 9 hereof, as well as any rights and obligations otherwise accrued, shall survive the expiration or termination of the Term of this Agreement.

                               9. MISCELLANEOUS

     9.1 CURAGEN Representations and Covenants. CURAGEN represents and warrants that: (a) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate CURAGEN corporate action; (b) CURAGEN is under no obligation which is inconsistent with this Agreement, (c) CURAGEN is not aware of any patent held by any third party which would prevent CURAGEN's use of its technology in the performance of the Research Program, and (d) CURAGEN has the full right and legal capacity to grant the rights to BIOGEN pursuant to Article 7 without violating the rights of any third party. CURAGEN covenants that (a) CURAGEN will obtain from its employees and consultants rights of assignment with respect to all Inventions and (b) CURAGEN will not enter into any agreement with any third party that is inconsistent with the terms of this Agreement. Nothing in this Agreement shall be interpreted as obligating either Party to commercialize technology made hereunder or to perform any additional work beyond that set forth in the Research Plan.

     9.2   BIOGEN Representations. BIOGEN represents and warrants that: (a) the
           ----------------------
execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate BIOGEN corporate action; (b) BIOGEN is under no obligation which is inconsistent with this Agreement, and (c) BIOGEN has the full right and legal capacity to grant the rights to CURAGEN pursuant to Article 7 without violating the rights of any third party. Nothing in this Agreement shall be interpreted as obligating either Party to commercialize technology made hereunder or to perform any additional work beyond that set forth in the Research Plan.

     9.3   No Warranties.
           -------------
     (a)   Nothing in this Agreement is or shall be construed as:

                         (i) a warranty or representation by CURAGEN as to the validity or scope of any application or patent within the Patent Rights;

                        (ii) a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted pursuant to this Agreement is or will be free from infringement of patents, copyrights, and other rights of third parties, except as expressly set forth in Section 9.1.

     (b) Except as expressly set forth in this Agreement, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OF NON-

INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS, OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.

     9.4   Liability. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR
           ---------
OTHERWISE, NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (I) ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS OR (II) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES

     9.5   Notices. Any notices, requests, deliveries, approvals or consents
           -------
required or permitted to be given under this Agreement to BIOGEN or CURAGEN shall be in writing and shall be personally delivered or sent by telecopy (with written confirmation to follow via United States first class mail), overnight courier providing evidence of receipt or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below (or to such address as may be specified in writing to the other Party hereto):

           CURAGEN:          555 Long Wharf, 11th Floor
                             New Haven, CT   06511
                             Attn: Executive Vice President
                             Telecopy: (203) 401-3333

           BIOGEN:           14 Cambridge Center
                             Cambridge, MA 02142
                             Attn: Director, Marketing and Business Development
                             Telecopy: (617) 679-2804

           with copies to:   Vice President - General Counsel
                             Telecopy:  (617) 679-2838

     Such notices shall be deemed to have been sufficiently given on: (a) the date sent if delivered in person or transmitted by telecopy, (b) the next business day after dispatch in the case of overnight courier or (c) five (5) business days after deposit in the U.S. mail in the case of certified mail.

     9.6   Governing Law. This Agreement will be construed, interpreted and
           -------------
applied in accordance with the laws of the State of Connecticut (excluding its body of law controlling conflicts of law).

     9.7   Limitations. Except as set forth elsewhere in this Agreement, neither
           -----------
Party grants to the other Party any right or license to any of its intellectual property.

     9.8   Entire Agreement. This is the entire Agreement between the Parties
           ----------------
with respect to the subject matter hereof and supersedes all prior agreements between the Parties with respect to the subject matter hereof. No modification shall be effective unless in writing with specific reference to this Agreement and signed by the Parties.

     9.9   Waiver. The terms or conditions of this Agreement may be waived only
           ------
by a written instrument executed by the Party waiving compliance. The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term shall be deemed as a continuing waiver of such condition or term or of another condition or term.

     9.10  Headings. Section and subsection headings are inserted for
           --------
convenience of reference only and do not form part of this Agreement.

     9.11  Assignment. This Agreement may not be assigned by either Party
           ----------
without the consent of the other, except that each Party may, without such consent, assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, to any of its Affiliates, to any purchaser of all or substantially all of its assets in the line of business to which this Agreement pertains or to any successor corporation resulting from any merger or consolidation of such Party with or into such corporations.

     9.12  Force Majeure. Neither Party shall be liable for failure of or delay
           -------------
in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party. In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

     9.13  Construction. The Parties hereto acknowledge and agree that: (i) each
           ------------
Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

     9.14  Severability. If any provision(s) of this Agreement are or become
           ------------
invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the Term hereof, it is the intention of the Parties that the remainder of this Agreement shall not be affected thereby provided that a Party's rights under this Agreement are not materially affected. The Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid, illegal or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

     9.15  Status. Nothing in this Agreement is intended or shall be deemed to
           ------
constitute a partner, agency, employer-employee, or joint venture relationship between the Parties.

     9.16  Indemnification.
           ---------------

     (a) BIOGEN shall indemnify, defend and hold harmless CURAGEN, its Affiliates and their respective directors, officers, employees, and agents and their respective successors, heirs and assigns (the "CURAGEN Indemnitees"), against any liability, damage, loss or expense (including reasonable attorneys' fees and expenses of litigation) incurred by or imposed upon the CURAGEN Indemnitees, or any of them, in connection with any claims, suits, actions, demands or judgments of third parties, including without limitation personal injury matters (except to the extent such claims, suits, actions, demands or judgments result from a material breach of this Agreement, or the negligence or willful misconduct on the part of CURAGEN or are the subject matter of CURAGEN's indemnification of BIOGEN as set forth in Section 9.16(b)) arising out of or relating to any actions of BIOGEN under this Agreement including, without limitation, the supply of samples for use in the Research Program.

     (b) CURAGEN shall indemnify, defend and hold harmless BIOGEN, its Affiliates and their respective directors, officers, employees, and agents and their respective successors, heirs and assigns (the "BIOGEN Indemnitees"), against any liability, damage, loss or expense (including reasonable attorneys' fees and expenses of litigation) incurred by or imposed upon the BIOGEN Indemnitees, or any of them, in connection with any claims, suits, actions, demands or judgments of third parties, including without limitation personal injury matters (except to the extent such claims, suits, actions, demands or judgments result from a material breach of this Agreement, or the negligence or willful misconduct on the part of BIOGEN) arising out of the performance of the Research Program by CURAGEN, except to the extent such claims, suits, actions, demands or judgments are based on the use of the samples or information provided to CURAGEN by BIOGEN under this Agreement.





                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representative in two (2) originals.

BIOGEN, INC.                           CURAGEN CORPORATION

By:                                    By:
   /s/ James R. Tobin                      /s/ Gregory Went
   ---------------------------------       -----------------------------------
Title: President and CEO               Title: Executive Vice President
      ------------------------------         --------------------------------

                                  APPENDIX A

                                Optioned Clones

                                  APPENDIX B

                                     Note

                                PROMISSORY NOTE

Up to $10,000,000.00                                           __________, 1997


     FOR VALUE RECEIVED, the undersigned, CURAGEN CORPORATION (the "Borrower"), having an address of 555 Long Wharf Drive, 11th Floor, New Haven, Connecticut 06511, hereby promises to pay to BIOGEN, INC., having an address at 14 Cambridge Center, Cambridge, MA 02142 (the "Lender"), the principal sum of

                       TEN MILLION DOLLARS ($10,000,000)

or such lesser sum which may from time to time be advanced pursuant to the terms of the section of the Research and Option Agreement dated October 1, 1997 between the Borrower and the Lender (the "Agreement") entitled "Section 3.2-Loan Commitment". Capitalized terms used herein and not defined herein have the meanings assigned to them in the Agreement.

     Payments
     --------

     (a) The Borrower shall pay the accrued interest and principal balance of this Note, which represents the Loan, in full within fifteen (15) days of the last day of the Fifth Loan Year, or within one year after any earlier termination of the Research Program or the Agreement, whichever shall first occur.

     (b) This Note may be prepaid by Borrower at any time without premium or penalty.

     (c) Payments pursuant to paragraph (a) or (b) shall be paid in cash or, at the option of Borrower, in CuraGen Common Stock, valued at its then Fair Market Value, as set forth in the Agreement.

     Interest
     --------

     (a) Interest shall accrue on the outstanding principal balance hereunder at a rate per annum equal to Prime plus one percent (1%). Prime shall be determined and adjusted in accordance with Section 3.2(c) and 3.2(e) of the Agreement. Interest shall accrue and be paid semi-annually commencing on the six-month anniversary date of the first advance under the Loan and continuing every six months thereafter until all amounts due hereunder have been paid in full.

     (b) Payments pursuant to paragraph (a) shall be made in cash or, at the option of Borrower, in CuraGen Common Stock, valued at its then Fair Market Value, as set forth in the Agreement.


                      [Confidential Treatment Requested]

     Recording of Advances and Repayments
     ------------------------------------

     The advances described in the Agreement and made by the Lender to the Borrower, and all repayments made on the account of principal thereof, shall be recorded by the Lender on the Schedule attached hereto which is a part of this Note; provided, however, that the failure of the Lender so to record on this Note (or any error in recording on this Note) shall not affect the Borrower's obligations hereunder.

     Subordination
     -------------

     This Note shall be Subordinated to (i) all secured debt and liabilities of the Borrower and (ii) all liabilities of the Borrower to institutional or commercial lenders and equipment lessors existing as of the date hereof or incurred hereafter (including, without limitation any lease obligations).

     General
     -------

     The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note. No failure on the part of the Lender in exercising any right or remedy hereunder, and no single, partial or delayed exercise by the Lender of any right or remedy shall preclude the full and timely exercise by the Lender at any time of any right or remedy of the Lender hereunder without notice. No course of dealing or other conduct, no oral agreement or representation made by the Lender or usage of trade shall operate as a waiver of any right or remedy of the Lender. This Note and the Agreement contain the entire agreement between the parties with respect to the subject matter hereof, and supersedes every course of dealing, other conduct, oral agreement or representation previously made by the Lender. In the event that any court of competent jurisdiction shall determine that any provision, or portion thereof, contained in this Note shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and the remaining provisions of this Note shall nevertheless remain in full force and effect.

     None of the terms or provisions of this Note may be excluded, modified, or amended except by a written instrument duly executed on behalf of both the Borrower and the Lender expressly referring hereto and setting forth the provision so excluded, modified or amended. No waiver or forbearance of any of the rights and remedies of the Lender hereunder shall be effective unless made specifically in a writing signed by the Lender, and any such waiver or forbearance shall be effective only in the specific instance and for the specific purpose for which given.

     This Note is the "Note" referred to in the Agreement and is entitled to all of the rights and benefits referred to therein.

     This note is delivered to the Lender at its principal office in Cambridge, Massachusetts, shall be governed by, and construed and enforced in accordance with, the laws of the state of

                      [Confidential Treatment Requested]

Connecticut, without regard to its principles of conflicts of laws and shall take effect as a sealed instrument.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as an instrument under seal by its duly authorized officer as of the date first above written.

Witness:                                    CURAGEN CORPORATION


                                    by:
-------------------------              -------------------------------
                                       (Signature)

                                      ----------------------------
                                      (Print or type name)
                                      its:
                                          ----------------------------
                                      (Title or Capacity)

                          Schedule to Promissory Note
                            dated October ___, 1997
                           from CURAGEN CORPORATION
                                to BIOGEN, INC.
                      in the amount of up to $10,000,000


                                            Biogen            CuraGen
Date     Amount Drawn      Amount Repaid    Acknowledgement   Acknowledgement
----     ------ -----      ------ ------    ---------------   ---------------






                                  APPENDIX C

                           Form of License Agreement

                                LICENSE AGREEMENT

     This License Agreement ("Agreement") is made effective as of _________, _____ (the "Effective Date") by and between BIOGEN, INC., a Massachusetts corporation having its principal business office at 14 Cambridge Center, Cambridge, MA 02142 ("BIOGEN"), and CURAGEN CORPORATION, a Delaware corporation with its principal place of business at 555 Long Wharf Drive, 11th Floor, New Haven, Connecticut 06511 ("CURAGEN"). BIOGEN and CURAGEN are each hereafter referred to individually as a "Party" and together as the "Parties".

     WHEREAS, BIOGEN wishes to obtain a license to certain inventions made by CURAGEN as provided in the Research and Option Agreement between the Parties hereto dated as of _______, 1997 (the "Research Agreement");

     WHEREAS, CURAGEN has agreed to provide such license under the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

                                 1. DEFINITIONS

     Whenever used in the Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified.

     1.1 "Affiliate" shall mean any corporation, firm, limited liability company, partnership or other entity which directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement. "Control" means ownership, directly or through one or more Affiliates, of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the Board of Directors or equivalent governing body of a corporation or other entity.

     1.2 "Clone" shall mean a segment of DNA representing a whole or partial gene whose sequence or utility is determined from the use of one or more Data Sets.

     1.3 "CURAGEN Background Inventions" shall mean all patent rights and know-how of CURAGEN, other than those relating primarily to Inventions, which CURAGEN has the right to license as of the Effective Date or at any time during the term hereof and which would be infringed by the development, manufacture, use, sale or importation of a Licensed Product; provided, however, that CURAGEN Background Inventions shall expressly exclude any patent rights or know-how specifically relating to Clones or genes not licensed by BIOGEN pursuant to this Agreement and any patent rights or know-how arising from any CURAGEN collaboration with a third party, except to the extent permitted thereby.

     1.4 "CURAGEN Data" shall mean, with respect to a Licensed Clone, all information pertaining to such Licensed Clone obtained by CURAGEN from the processing of specified CURAGEN samples, including QC data, expression data, sequence data and any other information obtained or generated by CURAGEN in the performance of the CURAGEN Project relating to such Licensed Clone.

     1.5 "CURAGEN Data Set" shall mean all CURAGEN Data resulting from a discrete CURAGEN Project.

     1.6 "CURAGEN Project" shall mean a particular project undertaken by CURAGEN outside the Research Program to process and analyze a specified set of samples which do not contain BIOGEN Proprietary Material, and as to which CURAGEN is free to grant rights to BIOGEN hereunder.

     1.7 "CURAGEN Project Invention" shall mean any discovery, invention, know-how or trade secret conceived or made by employees of CURAGEN (i) in the performance of a CURAGEN Project that results in CURAGEN Data that becomes part of an Exclusive Data Set, that is based on, incorporates or makes material use of the corresponding CURAGEN Data or (ii) relating to a Lead.

     1.8 "CURAGEN Proprietary Material" shall mean, with respect to a Licensed Clone, all substances made by CURAGEN in the performance of the Research Project relating to such Licensed Clone other than mRNA pools extracted from BIOGEN Proprietary Material. CURAGEN Proprietary Material shall also mean, with respect to a Licensed Clone, all substances made by CURAGEN in the performance of the CURAGEN Project relating to such Licensed Clone, including mRNA pools. CURAGEN Proprietary Materials shall include, without limitation, QEA fragments and materials derived or constructed from QEA fragments, including, without limitation, fragment and full length cDNA clones.

     1.9 "Data Set," which may be either a Project Data Set or a CURAGEN Data Set, with respect to a Licensed Clone, shall mean all Project Data resulting from the discrete Research Project relating to the Licensed Clone or all CURAGEN Data resulting from the discrete CURAGEN Project relating to the Licensed Clone, respectively.

     1.10 [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

     1.11 "Exclusive Data Set" shall mean any Project Data Set during the corresponding Exclusive Evaluation Period as provided in Section 2.4 of the Research Agreement or any CURAGEN Data Set during the corresponding Exclusive Evaluation Period as provided in Section 2.5.2 of the Research Agreement.

     1.12 "Exclusive Evaluation Period" shall have the meaning set forth in
Section 2.4 or 2.5.2 of the Research Agreement.

     1.13 "Extended License" shall have the meaning set forth in Section 2.3.

     1.14 "Invention," as to each Licensed Clone, shall mean any CURAGEN Project Invention or Research Project Invention that is based on, incorporates or makes material use of the Project Data or CURAGEN Data corresponding to the Licensed Clone.

                      [Confidential Treatment Requested]

     1.15 [XXXXXXXX] shall have the meaning set forth in Section 2.1.3 of the Research Agreement.

     1.16 "Lead" shall mean a lead compound discovered or developed by CURAGEN outside of the Research Program using a Licensed Clone or the protein expressed thereby as a target, which lead compound is accepted by BIOGEN for use pursuant to the terms of this Agreement.

     1.17 "Licensed Clone" shall have the meaning set forth in Section 2.1.

     1.18 "Licensed Product," as to each Licensed Clone, shall have the meaning set forth in the relevant subsection of Section 2.1.

     1.19 "Net Sales" shall mean [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
           XXXXXXXX

           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
           XXXXXXXXXX

           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
           XXX

           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

                      [Confidential Treatment Requested]

[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXX]

     [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXX]

    1.20 "Optioned Clone" shall have the meaning set forth in Section 7.1 of the Research Agreement.

     1.21 "Patent Rights," as to each Licensed Clone, mean the rights and interests in and to issued patents and pending patent applications in any country, including, but not limited to, all provisional applications, substitutions, continuations, continuations-in-part, divisions, and renewals, all letters patent granted thereon, and all reissues, reexaminations and extensions thereof, whether owned solely or jointly by a Party or licensed in by a Party, with the right to sublicense, now or in the future, wherein at least one claim of such patent right is to an Invention. "CURAGEN Patent Rights" shall mean Patent Rights owned solely or jointly by CURAGEN or licensed in by CURAGEN.

     1.22 "Project Data" shall mean all information obtained by CURAGEN from the processing of BIOGEN Proprietary Material in a particular Research Project, including QC data,

                      [Confidential Treatment Requested]
expression data, sequence data and any other information obtained or generated by CURAGEN in the performance of the Research Project relating to such Licensed Clone.

     1.23 "Project Data Set" shall mean all Project Data resulting from a discrete Research Project.

     1.24 "Research Program" shall mean the Research Program to be performed by CURAGEN under the Research Agreement.

     1.25 "Research Project" shall mean a particular project to process and analyze a specified set of samples in the Research Program.

     1.26 "Research Project Invention" shall mean any discovery, invention, know-how or trade secret conceived or made by employees of CURAGEN or BIOGEN or jointly by employees of both, (a) in the performance of a Research Project hereunder, or (b) in the course of evaluating any Exclusive Data Set, in each case that is based on, incorporates or makes material inventive use of the corresponding Project Data or CURAGEN Data.

     1.27 "Sublicensee" shall mean any non-Affiliate third party expressly sublicensed by BIOGEN under the license granted to BIOGEN hereunder, to make, have made, use, have used, offer to sell, sell, have sold, import or have imported any Licensed Product.

     1.28 "Territory" shall mean the world.

     1.29 "Valid Claim(s)" shall mean an unexpired claim of (i) any issued patent within Patent Rights which has not been finally declared invalid or unenforceable by a patent office or by a court or other body of competent jurisdiction in any unappealed or unappealable decision and which has not been lost through an interference or opposition proceeding or (ii) any pending patent application within Patent Rights which has not been finally rejected by a patent office of competent jurisdiction in any unappealed or unappealable decision and which has not been pending for more than seven (7) years.

                                2. LICENSE GRANT

     2.1. License Grant. Upon exercise of an Option pursuant to Section 7.4 of
          -------------
the Research Agreement for any Optioned Clone, BIOGEN shall elect one of the following license types and the Parties shall indicate such election on Schedule I attached hereto and shall complete the information on Schedule I for such Optioned Clone and sign such Schedule I. Such Optioned Clone shall thereafter be deemed a Licensed Clone. Additionally, upon written request of BIOGEN made pursuant to Section 7.5 of the Research Agreement for any [XXXXXXXXXXX], BIOGEN shall elect one of the following license types and the Parties shall indicate such election on Schedule I attached hereto and shall complete the information on Schedule I for such [XXXXXXXXXXXXXX] and sign such Schedule I. Such [XXXXXXX XXXXX] shall thereafter be deemed a Licensed Clone.

     (a) For each Licensed Clone listed on Schedule I for which a Section 2.1(a) exclusive license is elected subject to the rights reserved to CURAGEN in
Section 2.5 below, CURAGEN hereby grants to BIOGEN an exclusive license (even as to CURAGEN) in the Territory, to develop, make, have made, use, have used, sell, have sold, offer for sale, import and have imported products (i) incorporating or derived from such Licensed Clone or the protein expressed thereby, (ii) discovered or developed using any such Licensed Clone or the protein expressed thereby as a target or (iii) discovered or developed using a Lead which was itself discovered or developed using such Licensed Clone or the protein expressed thereby as a target ("Licensed Products"), for any and all human uses, under (x) all Patent Rights, Inventions, and CURAGEN Proprietary Material pertaining to such Licensed Clone or the uses thereof, including but not limited to Patent Rights claiming whole or partial sequences or utility and (y) all Patent Rights and know-how of CURAGEN which CURAGEN has the right to license to BIOGEN relating to Leads discovered or developed using the Licensed Clone or the protein expressed thereby as a target. Such license shall be perpetual unless terminated as set forth herein.

     (b) For each Licensed Clone listed on Schedule I for which a Section 2.1(b) exclusive license is elected and which was "known" by third parties prior to the exercise of the corresponding Option as determined pursuant to subsection (d) below, subject to the rights reserved to CURAGEN in Section 2.5 below, CURAGEN hereby grants to BIOGEN an

                      [Confidential Treatment Requested]
exclusive license (even as to CURAGEN) in the Territory, to develop, make, have made, use, have used, sell, have sold, offer for sale, import and have imported products (i) incorporating or derived from such Licensed Clone or the protein expressed thereby, (ii) discovered or developed using any such Licensed Clone or the protein expressed thereby as a target or (iii) discovered or developed using a Lead which was itself discovered or developed using such Licensed Clone or the protein expressed thereby as a target ("Licensed Products"), for any and all human uses, under (x) all Patent Rights, Inventions, and CURAGEN Proprietary Material pertaining to such Licensed Clone or the uses thereof, including but not limited to Patent Rights claiming whole or partial sequences or utility and
(y) all Patent Rights and know-how of CURAGEN which CURAGEN has the right to license to BIOGEN relating to Leads discovered or developed using the Licensed Clone or the protein expressed thereby as a target. Such license shall be perpetual unless terminated as set forth herein.

     (c) For each Licensed Clone listed on Schedule I for which a Section 2.1(c) non-exclusive license is elected, CURAGEN hereby grants to BIOGEN a non-exclusive license in the Territory to use such Licensed Clone or the protein expressed thereby as a target for discovering or developing small molecule drugs and to develop, make, have made, use, have used, sell, have sold, offer for sale, import and have imported any small molecule discovered or developed by BIOGEN using such Licensed Clone or the protein expressed thereby as a target ("Licensed Products"), for any and all human uses, under all Patent Rights, Inventions, and CURAGEN Proprietary Materials pertaining to such Licensed Clone or the uses thereof, including but not limited to Patent Rights claiming whole or partial sequences or utility. Such license shall be perpetual unless terminated as set forth herein.

     (d) The Parties shall mutually agree in good faith on whether any Licensed Clone is "known" by third parties prior to the exercise of an Option, based primarily on the availability of the whole or substantially whole coding domains identical to such Licensed Clone in publicly available literature or databases. Licensed Clones which are "known" only as a result of either a previous Research Project or a CURAGEN Project from which BIOGEN received access to an Exclusive Data Set from which the Licensed Clone was optioned, and are not "known" to third parties other than through any disclosure of research results related to such Research Project or CURAGEN Project, shall not be deemed "known" for the purposes hereof.

     (e) A Licensed Product will be deemed to be discovered or developed using a Licensed Clone or the protein expressed thereby as a target if the Licensed Clone or the whole or partial sequence thereof or the protein expressed thereby is utilized in any material way in the discovery, development, modification or testing of the Licensed Product, or of analogs thereof or of molecules used in the discovery, development or modification thereof.

     2.2 Non-exclusive License. CURAGEN hereby grants to BIOGEN a non-exclusive
         ---------------------
license, coterminus with each license grant in Section 2.1, under CURAGEN Background Inventions solely to the extent necessary to allow BIOGEN to practice the license granted in Section 2.1 and for no other purpose.

     2.3 Extended License. In the event that (a) CURAGEN is the owner of any
         ----------------
patent or patent application resulting from any activities other than the Research Program that claims (i) any Licensed Clone, (ii) the protein expressed by such Licensed Clone, (iii) any product discovered or developed using any such Licensed Clone or the protein expressed thereby as a target, or (iv) a human gene functionally equivalent to such Licensed Clone [XXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] and (b) CURAGEN is not utilizing the invention or inventions claimed in such patent or application in a research or development project then being actively planned or conducted by CURAGEN (alone or in collaboration with any third party), and (c) CURAGEN has the right to grant a license thereunder to BIOGEN, then any license granted to BIOGEN under Section 2.1(a) or (b) shall include a license to such patent or patent applications (an "Extended License").

     2.4 Due Diligence. BIOGEN shall use commercially reasonable efforts, at
         -------------
least equivalent to those efforts which BIOGEN uses with respect to its own products, to develop, test, obtain regulatory approval of, market and sell Licensed Products with respect to each Licensed Clone; provided, however, that BIOGEN shall not be required hereby to be actively developing [XXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] at any one time. Failure to use

                      [Confidential Treatment Requested]
diligent efforts as set forth herein for a given Licensed Clone shall give CURAGEN the right, but not the obligation, to terminate BIOGEN's license hereunder with respect to such Licensed Clone.

     2.5 Reservation of Rights. Notwithstanding anything in this Agreement to
         ---------------------
the contrary, CURAGEN hereby retains for itself the right to use each Licensed Clone and the proteins derived therefrom for as part of a general library of nucleic acids, which library is used for research purposes.

     2.6 Sublicenses. BIOGEN shall have the right to grant sublicenses to all or
         -----------
any portion of its rights under any license granted herein to any Affiliate or Sublicensee, provided, however, that BIOGEN shall remain obligated to ensure payment of royalty and milestone obligations as set forth in Article 3.

                                3. CONSIDERATION

     3.1 License Fees. Upon exercise of an Option pursuant to Section 7.1.2 of
         ------------
the Research Agreement for any Optioned Clone, BIOGEN shall pay to CURAGEN the license fee specified in the Research Agreement which shall be as set forth below:

     License Type                                          $ (thousands)
     ------------                                          -------------
     Exclusive license under Section 2.1(a)                       [XXX]
     Exclusive license under Section 2.1(b)                       [XXX]
     Non-exclusive license under Section 2.1(c)                   [XXX]

No license fees shall be due with respect to [XXXXXXXXXXXX] licensed during the Exclusive Evaluation Period of the [XXXX] [XXXXXX]. Additionally, [XXXXXXXX] fees shall be due with respect to the [XXXXXXXXX] Optioned Clones which are licensed hereunder.

     3.2 Milestone Payments for Therapeutic or Prophylactic Products.
         -----------------------------------------------------------

                      [Confidential Treatment Requested]

     3.2.1 Milestone Payments under Exclusive License. BIOGEN shall make the
           ------------------------------------------
following milestone payments to CURAGEN for each therapeutic or prophylactic Licensed Product under an exclusive license under Section 2.1(a) or Section 2.1(b):

           (a) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] within ten (10) days following the date BIOGEN or an Affiliate or Sublicensee files the first Investigational New Drug application (or foreign equivalent) with the FDA (or equivalent foreign regulatory agency) for the Licensed Product ("IND");

           (b) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] within ten (10) days following the date BIOGEN or an Affiliate or Sublicensee commences the first Phase III or Phase II/III clinical trial in any country for the Licensed Product;

           (c) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] within ten (10) days following the date BIOGEN or an Affiliate or Sublicensee submits the first Biologics License Application, Product License Application, New Drug Application or other application for approval to sell the Licensed Product to the FDA (or equivalent foreign regulatory agency) for the Licensed Product;

           (d) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] within ten (10) days following the date BIOGEN or an Affiliate or Sublicensee receives FDA (or equivalent foreign regulatory agency) approval of the Licensed Product for commercial sale; and

           (e) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] within forty-five (45) days following the end of the first calendar year in which annual gross sales of such Licensed Product exceed [XXXXX XXXXXXXX] provided that such event has occurred prior to the end of the fifth full calendar year following first commercial sale in the United States or Europe of such Licensed Product.

     3.2.2 Milestone Payments under Non-exclusive License. BIOGEN shall make the
           ----------------------------------------------
following milestone payments to CURAGEN for each therapeutic or prophylactic Licensed Product covered by a non-exclusive license under Section 2.1(c):

                      [Confidential Treatment Requested]

           (a) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] within ten (10) days following the date BIOGEN or an Affiliate or Sublicensee files the first Investigational New Drug application (or foreign equivalent) with the FDA (or equivalent foreign regulatory agency) for the Licensed Product ("IND");

           (b) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] within ten (10) days following the date BIOGEN or an Affiliate or Sublicensee commences the first Phase III or Phase II/III clinical trial in any country for the Licensed Product;

           (c) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] within ten (10) days following the date BIOGEN or an Affiliate or Sublicensee submits the first Biologics License Application, Product License Application, NDA or other application for approval to sell the Licensed Product to the FDA (or equivalent foreign regulatory agency) for the Licensed Product;

           (d) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] within ten (10) days following the date BIOGEN or an Affiliate or Sublicensee receives FDA (or equivalent foreign regulatory agency) approval of the Licensed Product for commercial sale; and

           (e) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] within ten (10) days following the end of the first calendar year in which annual gross sales of such Licensed Product exceed [XXXXXXXXXXX] provided that such event has occurred prior to the end of the fifth full calendar year following first commercial sale in the United States or Europe of such Licensed Product.

           3.2.3 [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
                 ---------------
[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
[XXXXXXXXXXXXXXX]

     3.3   Milestone Payments for Diagnostic Products. BIOGEN shall make the
           ------------------------------------------
following milestone payment to CURAGEN for each diagnostic Licensed Product under an exclusive license under Section 2.1(a) or Section 2.1(b):

                      [Confidential Treatment Requested]

          [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] within ten (10) days following the date BIOGEN or an Affiliate or Sublicensee receives FDA (or equivalent foreign regulatory agency) approval of the Licensed Product for commercial sale.

     Notwithstanding the foregoing, the milestone payment set forth above shall not be due with respect to any Licensed Product with a substantially similar purpose and format to one for which such milestone has already been paid to CURAGEN.

     3.4   Royalties on Licensed Products from Research Project Inventions.
           ---------------------------------------------------------------
BIOGEN shall pay to CURAGEN a royalty on Net Sales of Licensed Products if the sequence and/or utility of the relevant Licensed Clone is a Research Project Invention or if the Licensed Product results from a Research Project Invention or a Lead using a Licensed Clone which is a Research Project Invention as follows:

     (a) If the Licensed Product is: (1) a recombinant protein form of a naturally occurring protein or a modified form or fragment thereof ("Protein Product"), (2) a product involving insertion of nucleic acid into a human host in order to induce cells in such host to express the protein encoded by such nucleic acid for therapeutic benefit, or a product involving ex vivo insertion of nucleic acid into human cells where such cells are then reimplanted into a human to express the protein encoded by such nucleic acid for therapeutic benefit ("Gene Therapy Product"), (3) a product designed to activate the expression of an endogenous gene ("Gene Activation Product"), (4) a product which is an oligonucleotide which binds to mRNA in vivo to inhibit or block
                                                -------
protein production ("Anti-sense/ribozyme Product"), or (5) an antibody to the protein encoded by a Licensed Clone ("Antibody Product"), the royalty rate on Net Sales of such Licensed Product shall be as follows:

                    [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXX

                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXX]

                      [Confidential Treatment Requested]

                    [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXX

                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXX]

     (b) If the Licensed Product is a small molecule discovered or developed using a Licensed Clone or the protein expressed thereby as a target, which target is non-exclusively licensed by BIOGEN pursuant to the provisions of
Section 2.1(c), the royalty rate on Net Sales of such Licensed Product shall be:

                    [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXX

                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXX

                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXX

                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXX

                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXX]

     (c) If the Licensed Product is a small molecule discovered or developed using a Licensed Clone or the protein expressed thereby as a target (and is not derived from, or a chemical, structural or functional analog of, a Lead), which target is exclusively licensed by BIOGEN pursuant to the provisions of Sections 2.1(a) or (b), the royalty rate on Net Sales of

                      [Confidential Treatment Requested]
such Licensed Product shall be negotiated in good faith by the Parties prior to the commencement of pre-clinical regulatory testing of such Licensed Product; provided, however, that in no event shall the negotiated royalty rates be less than those set forth in Section 3.4(b) above.

     (d) If the Licensed Product is derived from, or is a chemical, structural or functional analog of, a Lead identified by CURAGEN and provided to BIOGEN pursuant to an exclusive license granted pursuant to the provisions of Section
2.1 (a) or (b), the royalty rate on Net Sales of such Licensed Product shall be:

                    [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXX

                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXX

                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]


     (e) If the Licensed Product is a diagnostic product or any product other than one whose royalty rate is set forth in Section 3.4(a), (b), (c) or (d) above, then the royalty rate on Net Sales of such Licensed Product shall be:

                    [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

                      [Confidential Treatment Requested]

                    [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXX

                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXX]


     Notwithstanding the foregoing, in no event shall BIOGEN be obligated pursuant to this subsection (e) to pay to CURAGEN more than [XXXXXXXXXXXXXXXXX] of the running royalties received by BIOGEN or its Affiliates from a Sublicensee with respect to any such Licensed Product.

     (f) Royalties due to CURAGEN pursuant to subsections (a), (b), (c), (d) or (e) above for a given Licensed Product [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] may be reduced by (i) [XXXXXXXXXXXXXXXXX] of any royalties paid to third parties by BIOGEN on net sales of such Licensed Product under licenses that are required [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] and
(ii) [XXXXXXXXXXXXX] of any royalties in excess of a total of [XXXXXXXXXX
XXXX] paid to third parties by BIOGEN on net sales of such Licensed Product under licenses [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]. Royalties due to CURAGEN pursuant to subsections (a), (b), (c), (d) or (e) above for a given Licensed Product [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] of any royalties paid to third parties by BIOGEN on net sales of such Licensed Product under licenses [XXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]. [XXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

                      [Confidential Treatment Requested]

     3.5   Royalties on Licensed Products from CURAGEN Project Inventions.
           --------------------------------------------------------------
BIOGEN shall pay to CURAGEN a royalty on Net Sales of Licensed Products if (i) the sequence and/or utility of the relevant Licensed Clone is a CURAGEN Project Invention or if the Licensed Product results from a CURAGEN Project Invention or a Lead developed using a Licensed Clone which is a CURAGEN Project Invention, or
(ii) the manufacture, use or sale of the Licensed Product is covered by an Extended License, as follows:

     (a) If the Licensed Product is: (1) a recombinant protein form of a naturally occurring protein or a modified form or fragment thereof ("Protein Product"), (2) a product involving insertion of nucleic acid into a human host in order to induce cells in such host to express the protein encoded by such nucleic acid for therapeutic benefit, or a product involving ex vivo insertion of nucleic acid into human cells where such cells are then reimplanted into a human to express the protein encoded by such nucleic acid for therapeutic benefit ("Gene Therapy Product"), (3) a product designed to activate the expression of an endogenous gene ("Gene Activation Product"), (4) a product which is an oligonucleotide which binds to mRNA in vivo to inhibit or block
                                                -------
protein production ("Anti-sense/ribozyme Product"), or (5) an antibody to the protein encoded by a Licensed Clone ("Antibody Product"), the royalty rate on Net Sales of such Licensed Product shall be as follows:

                    [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXX

                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXX]


     (b) If the Licensed Product is a small molecule discovered or developed using a Licensed Clone or the protein expressed thereby as a target, which target is non-exclusively licensed by BIOGEN pursuant to the provisions of
Section 2.1(c), the royalty rate on Net Sales of such Licensed Product shall be:

                      [Confidential Treatment Requested]

                    [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXX

                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXX]


     (c) If the Licensed Product is a small molecule discovered or developed using a Licensed Clone or the protein expressed thereby as a target (and is not derived from, or a chemical, structural or functional analog of, a Lead), which target is exclusively licensed by BIOGEN pursuant to the provisions of Sections 2.1(a) or (b), the royalty rate on Net Sales of such Licensed Product shall be negotiated in good faith by the Parties prior to the commencement of pre-clinical regulatory testing of such Licensed Product; provided, however, that in no event shall the negotiated royalty rates be less than those set forth in Section 3.5(b) above.

     (d) If the Licensed Product is derived from, or is a chemical, structural or functional analog of, a Lead identified by CURAGEN and provided to BIOGEN pursuant to an exclusive license granted pursuant to the provisions of Section
2.1 (a) or (b), the royalty rate on Net Sales of such Licensed Product shall be:

                    [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXX]

                      [Confidential Treatment Requested]

                    [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXX

                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

     (e) If the Licensed Product is a diagnostic product or any product other than one whose royalty rate is set forth in Section 3.5(a), (b), (c) or (d) above, then the royalty rate on Net Sales of such Licensed Product shall be:

                 [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

     Notwithstanding the foregoing, in no event shall BIOGEN be obligated pursuant to this subsection (e) to pay to CURAGEN more than [XXXXXXXXXXXXXXXXX] of the running royalties received by BIOGEN or its Affiliates from a Sublicensee with respect to any such Licensed Product.

     (f) Royalties due to CURAGEN pursuant to subsections (a), (b), (c), (d) or (e) above for a given Licensed Product [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] may be reduced by (i) [XXXXXXXXXXXXXXXXXX] of any royalties paid to third parties by BIOGEN on net sales of such Licensed Product under licenses that are required [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] and
(ii) [XXXXXXXXXXXXX] of any royalties in excess of a total of [XXXXXXXXXXX
XXX] paid to third parties by BIOGEN on net sales of such Licensed Product under licenses [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]. Royalties due to CURAGEN pursuant to subsections (a), (b), (c), (d) or

                      [Confidential Treatment Requested]

(e) above for a given Licensed Product [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] of any royalties paid to third parties by BIOGEN on net sales of such Licensed Product under licenses [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXX]

     3.6   One Royalty. Only one royalty, calculated at the highest applicable
           -----------
royalty rate hereunder, shall be payable to CURAGEN hereunder for each sale of a Licensed Product.

     3.7   Payment Terms.
           -------------
     (a) Royalty payments shall be made to CURAGEN in United States Dollars [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXX] Each royalty payment shall be accompanied by a report summarizing the total Net Sales for each Licensed Product [XXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXX]

     (b) All royalties shall be payable in full in the United States in United States Dollars, regardless of the countries in which sales are made. For the purpose of computing Net Sales for Licensed Products sold in a currency other than United States dollars, such currency shall be converted into United States dollars at the exchange rate for buying U.S. dollars set forth in The Wall
                                                                  --------
Street Journal for the last business day of the calendar quarter.
--------------

     3.8   Royalty Term. BIOGEN shall pay royalties with respect to each
           ------------
Licensed Product on a country by country basis until (i) the expiration or revocation or complete rejection of the last to expire or to be revoked or to be completely rejected of any Valid Claim of a Patent Right covering such Licensed Product in such country, or (ii) ten (10) years from the first commercial sale of such Licensed Product in such country, whichever is later. Following such period, BIOGEN shall have a fully paid-up, irrevocable license in such country under the relevant Patent Rights and Inventions and CURAGEN Background Inventions, to make, have made, use,

                      [Confidential Treatment Requested]
have used, sell, have sold, offer for sale, import and have imported such Licensed Product in such country.

     3.9   Overdue Royalties. Royalties not paid within the time period set
           -----------------
forth in this Article 3 shall bear interest at a rate of [XXXXXXXXXXXXXXXXXX XXXXXXX] from the due date until paid in full.

    3.10   Records Retention. Audits. BIOGEN, its Affiliates and Sublicensees
           -------------------------
shall keep for three (3) years from the date of each payment of royalties complete and accurate records of sales by BIOGEN and its Affiliates and Sublicensees of each Licensed Product in sufficient detail to allow the accruing royalties to be determined accurately. CURAGEN shall have the right for a period of three (3) years after receiving any report or statement with respect to royalties due and payable to appoint an independent certified public accountant reasonably acceptable to BIOGEN to inspect the relevant records of BIOGEN and its Affiliates and Sublicensees to verify such report or statement. BIOGEN and its Affiliates and Sublicensees shall each make its records available for inspection by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon reasonable notice from CURAGEN, solely to verify the accuracy of the reports and payments. Such inspection right shall not be exercised more than once in any calendar year nor more than once with respect to sales of any Licensed Product in any given payment period. CURAGEN agrees to hold in strict confidence all information concerning royalty payments and reports, and all information learned in the course of any audit or inspection, except to the extent necessary for CURAGEN to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by law, regulation or judicial order. The results of each inspection, if any, shall be binding on both Parties. CURAGEN shall pay for such inspections, except that in the event there is any upward adjustment in aggregate royalties payable for any year shown by such inspection of more than [XXXXXXXXXXXXXX] of the amount paid, BIOGEN shall pay for such inspection.

     3.11  Tax Withholding. CURAGEN agrees that any tax burden levied by any
           ---------------
countries foreign to the United States covered by this Agreement on receipt by CURAGEN of royalties from BIOGEN under this Agreement shall be borne by CURAGEN. In the event that

                      [Confidential Treatment Requested]
such tax is required to be withheld by BIOGEN, its Affiliates, licensees or Sublicensees, it shall deliver to CURAGEN a statement including the amount of tax withheld and justification therefor, and such other information as may be necessary for United States foreign tax credit purposes.

                   4. TREATMENT OF CONFIDENTIAL INFORMATION

     4.1   Confidential Information. During the term of this Agreement, each
           ------------------------
Party may disclose to the other proprietary technical and business information (collectively, "Confidential Information"). For a period of [XXXXXXXXXX] after the receipt of any such Confidential Information, the receiving Party shall keep confidential all such Confidential Information of the other Party and will not disclose such Confidential Information of the other Party to third parties by publication or otherwise. Each Party further agrees not to use Confidential Information of the other Party for any purpose other than exercising any rights granted to it or reserved by it hereunder. Notwithstanding the foregoing, it is understood and agreed that the receiving Party's obligations of confidentiality and nonuse herein shall not apply to any information which:

           (a) is, at the time of disclosure by the disclosing Party hereunder, or thereafter becomes, a part of the public domain or publicly known or available through no fault or negligence of the receiving Party or any of its Affiliates; or

           (b) was otherwise in the receiving Party's lawful possession prior to disclosure by the disclosing Party, as demonstrated by the receiving Party's written records; or

           (c) is lawfully disclosed to the receiving Party or any of its Affiliates on a non-confidential basis by a third party who is not in violation of an obligation of confidentiality to the disclosing Party relative to such information.

     4.2   Press Release and Regulatory Filings. The Parties shall mutually
           ------------------------------------
agree on a press release announcing the execution of this Agreement and on any confidential treatment request to be filed with the Securities and Exchange Commission with respect to this Agreement.

                      [Confidential Treatment Requested]

Once any written statement is approved for disclosure by both Parties, either Party may make subsequent public disclosures of the contents of such statement without the further approval of the other Party.


              5. PROVISIONS CONCERNING THE FILING, PROSECUTION AND
                          MAINTENANCE OF PATENT RIGHTS

     5.1 Patent Filing. During the term of this Agreement, with respect to any
         -------------
Patent Rights or Inventions licensed hereunder:

     (a) Upon inclusion of a Licensed Clone or Lead under the terms of this Agreement, CURAGEN and BIOGEN shall meet to discuss the feasibility of filing requests for divisional patent applications in order to create Patent Rights relating solely to Licensed Clones or Leads which are exclusively licensed hereunder and not to other Clones or Inventions. CURAGEN shall cause such actions to be taken if the Parties reasonably agree that such actions are feasible and desirable.

     (b) BIOGEN shall have the right to prepare, file, prosecute, obtain and maintain, at its expense, all Patent Rights relating solely to Licensed Clones or Leads which are exclusively licensed hereunder. CURAGEN agrees to provide reasonable assistance and cooperation to BIOGEN to facilitate such filing, prosecution and maintenance. BIOGEN agrees that any such preparation, filing, prosecution and maintenance shall be conducted with reasonable diligence and that CURAGEN shall be kept fully informed of the progress thereof and provided with copies of all material documents pertaining thereto. CURAGEN shall, whenever possible, be given the opportunity to review and comment in advance on any patent filings or other correspondence with the patent office during such periods and BIOGEN shall consider incorporating any comments provided by CURAGEN in good faith.

     (c) Except as provided in (b) above, CURAGEN shall have the first right (but not the obligation) to prepare, file, prosecute, obtain and maintain patent applications and patents on Inventions relating to the Licensed Clones or Leads which are licensed hereunder at its sole expense. BIOGEN agrees to provide reasonable assistance and cooperation to CURAGEN to facilitate such filing, prosecution and maintenance. CURAGEN agrees that any such preparation, filing, prosecution and maintenance shall be conducted with reasonable diligence and that BIOGEN shall be kept fully informed of the progress thereof and provided with copies of all material documents pertaining thereto during the term of this agreement. BIOGEN shall, whenever possible, be given the opportunity to review and comment in advance on any patent filings or other correspondence with the patent office during such periods and CURAGEN shall consider incorporating any comments provided by BIOGEN in good faith.

     (d) CURAGEN may elect not to exercise its first right to prepare, file, prosecute, obtain and maintain patent applications and patents on Inventions as described in Section 5.1(c) above at any time for any such patent applications and patents by giving written notice thereof to BIOGEN. Such notice shall specifically identify the patent application(s) and/or patent(s) for which CURAGEN wishes to relinquish such first right. Following the receipt of such notice, BIOGEN shall have the right to prepare, file, prosecute, obtain and maintain the patent application(s) and patent(s) identified in the notice, at its sole expense, on behalf of the owner of the Invention, subject to the rights granted herein, during the term of this Agreement.

     (e) The Parties shall mutually agree before permitting any patent application or patent within Patent Rights exclusively licensed hereunder to lapse as well as before authorizing any amendment to any patent application or patent within such Patent Rights that would irrevocably limit the lawful scope of the Patent Rights.

     (f) BIOGEN may elect not to exercise its right to prepare, file, prosecute, obtain and maintain patent applications and patents on Inventions or Leads as described in Section 5.1(b) above at any time for any such Patent Rights by giving written notice thereof to CURAGEN. Such notice shall specifically identify the patent application(s) and/or patent(s) for which BIOGEN wishes to relinquish such right. Following the receipt of such notice, CURAGEN shall have the right to prepare, file, prosecute, obtain and maintain the patent application(s) and patent(s) identified in the notice, at its sole expense, and CURAGEN shall thereafter be deemed the sole owner of any such application or patent, and any such patents and patent applications shall be removed from operation of this Agreement.

     (g) No Party shall have any obligation under this Agreement to pay any fees or costs: (i) for bringing a lawsuit or other action to enforce any of the Patent Rights against an actual or suspected infringement or (ii) for any other Party to obtain for its own benefit independent business or legal advice concerning any of the Patent Rights.

     5.2 Notice of Infringement. If, during the term of this Agreement or the
         ----------------------
term of any license hereunder, either Party learns of any infringement or threatened infringement by a third party of the patents within Patent Rights, such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement.

     5.3 Infringement. BIOGEN shall have the first right (but not the
         ------------
obligation), at its own expense, to bring suit (or other appropriate legal action) against any actual or suspected infringement of the Patent Rights licensed hereunder provided that BIOGEN has an exclusive license to the infringed claim(s) of any such Patent Right pursuant to Article 2. If BIOGEN does not take such action within one hundred twenty (120) days after written notice from CURAGEN of the infringement, CURAGEN shall have the right (but not the obligation), at its own expense, to bring suit against such infringement. Any amount recovered, whether by judgment or settlement, shall first be applied to reimburse the costs and expenses (including attorneys' fees) of the Party bringing suit, then to the costs and expenses (including attorneys' fees), if any, of the other Party. Any amounts remaining shall be allocated [XXXXXXXXXXX XXXXXX] to the Party bringing suit and [XXXXXXXXXX] to the other Party or shall be allocated one-half to each Party if the suit is brought jointly.

     5.4 Cooperation. Each Party shall, at the expense of the other Party,
         -----------
execute all papers and perform such other acts as may be reasonably required to maintain any infringement suit brought in accordance with Section 5.3 above (including giving legal consent for bringing such suit, and agreeing to be named as a plaintiff or otherwise joined in such suit), and at its option and expense, may be represented in such suit by counsel of its choice.

                             6. TERM AND TERMINATION

     6.1. Termination Provisions.
          ----------------------
     (a) This Agreement and the licenses granted herein may be terminated by CURAGEN upon any breach by BIOGEN of any material obligation or condition, effective thirty (30) days

                      [Confidential Treatment Requested]
after giving written notice to BIOGEN of such termination in the case of a payment breach and sixty (60) days after giving written notice to BIOGEN of such termination in the case of any other breach, which notice shall describe such breach in reasonable detail; provided, however, that a breach of Section 2.4 shall only give rise to the termination rights specified therein. The foregoing notwithstanding, if the default or breach is cured or shown to be non-existent within the aforesaid thirty (30) or sixty (60) day period, the notice shall be deemed automatically withdrawn and of no effect.

     (b) If either Party files for protection under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within sixty (60) days of the filing thereof, then the other Party may terminate this Agreement by notice to such Party.

     6.2 Effect of Termination.
         ---------------------

     (a) Upon termination of this Agreement under Section 6.1, all relevant licenses and sublicenses granted by CURAGEN to BIOGEN hereunder shall terminate automatically and BIOGEN shall promptly transfer to CURAGEN all related Licensed Clones, Leads, Data Sets and CURAGEN Proprietary Material in its possession without retaining any copies thereof, as well as any full-length sequence data relating to such Licensed Clone(s) and a summary of any safety information generated by or at the direction of BIOGEN with respect to products derived from such Licensed Clone(s) or Leads. In addition, upon any termination pursuant to
Section 6.1(a), BIOGEN shall be deemed without any further action to have granted to CURAGEN an exclusive, worldwide, royalty-free license (including the right to grant sublicenses), under BIOGEN's ownership interest in any Inventions and Patent Rights covering or related to the relevant Licensed Clone(s) or Leads to develop, have developed, make, have made, use, have used, offer for sale, sell, have sold, import and have imported any and all products in all fields.

     (b) Documentation. At the request of CURAGEN, BIOGEN shall execute and
         -------------
deliver such bills of sale, assignments and licenses and other documents, if any, as may be necessary to fully vest in CURAGEN all right, title and interest to which it is entitled as aforesaid pursuant to this Section 6.2.

     (c) Payment Obligations. BIOGEN shall have no obligation to make any milestone or royalty payment to CURAGEN that has not accrued prior to the effective date of such termination, but shall remain liable for all obligations accruing prior to termination.

     6.3 Termination by BIOGEN. BIOGEN may terminate this Agreement, and the
         ---------------------
rights and obligations hereunder, or may remove any Licensed Clone and the licenses related thereto from operation of this Agreement, in its sole discretion at any time by giving written notice thereof to CURAGEN. Such termination shall be effective fifteen (15) days following the date such notice is received by CURAGEN and shall have all consequences as set forth in
Section 6.2 above, but only with respect to the specified Licensed Clone(s), as if this Agreement had been terminated pursuant to Section 6.1(a).

     6.4 Remedies. If either Party shall fail to perform or observe or otherwise
         --------
breaches any of its material obligations under this Agreement, in addition to any right to terminate this Agreement, the non-defaulting Party may elect to obtain other relief and remedies available under law.

     6.5 Surviving Provisions. Notwithstanding any provision herein to the
         --------------------
contrary, the rights and obligations set forth in Article 4, Sections 6.2 and 6.4, and Article 7 hereof, as well as any rights or obligations otherwise accrued, shall survive the expiration or termination of the term of this Agreement.

                                7. MISCELLANEOUS

     7.1 CURAGEN Representations. CURAGEN represents and warrants that: (a) the
         -----------------------
execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate CURAGEN corporate action; (b) CURAGEN is under no obligation which is inconsistent with this Agreement; and (c) CURAGEN has the full right and legal capacity to grant the rights to BIOGEN pursuant to Article 2 above without violating the rights of any third party.

                      [Confidential Treatment Requested]

     7.2 BIOGEN Representations. BIOGEN represents and warrants that: (a) the
         ----------------------
execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate BIOGEN corporate action; and (b) BIOGEN is under no obligation which is inconsistent with this Agreement.

     7.3 No Warranties.
         -------------
     (a) Nothing in this Agreement is or shall be construed as:

           (i) a warranty or representation by CURAGEN as to the validity or scope of any application or patent within the Patent Rights;

           (ii) a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents, copyrights, and other rights of third parties.

     (b) Except as expressly set forth in this Agreement, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, THAT ANY LICENSED PRODUCT WILL BE SUCCESSFULLY DEVELOPED OR MARKETED, OR THAT THE DEVELOPMENT, MANUFACTURE, SALE, IMPORTATION OR USE OF THE LICENSED PRODUCT(S) WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS, OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.

     7.4 Liability. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR
         ---------
OTHERWISE, NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (I) ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST

PROFITS OR (II) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES

     7.5 Notices. Any notices, requests, deliveries, approvals or consents
         -------
required or permitted to be given under this Agreement to BIOGEN or CURAGEN shall be in writing and shall be personally delivered or sent by telecopy (with written confirmation to follow via United States first class mail), overnight courier providing evidence of receipt or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below (or to such address as may be specified in writing to the other Party hereto):



        CURAGEN:          555 Long Wharf, 11th Floor
                          New Haven, CT   06511
                          Attn: Executive Vice President
                          Telecopy: (203) 401-3333

        BIOGEN:           14 Cambridge Center
                          Cambridge, MA 02142
                          Attn: Director, Marketing and Business Development
                          Telecopy: (617) 679-2804

        with copies to:   Vice President - General Counsel
                          Telecopy: (617) 679-2838



     Such notices shall be deemed to have been sufficiently given on: (a) the date sent if delivered in person or transmitted by telecopy, (b) the next business day after dispatch in the case of overnight courier or (c) five (5) business days after deposit in the U.S. mail in the case of certified mail.

     7.6 Governing Law. This Agreement will be construed, interpreted and
         -------------
applied in accordance with the laws of the State of Connecticut (excluding its body of law controlling conflicts of law).

     7.7 Limitations. Except as set forth elsewhere in this Agreement, neither
         -----------
Party grants to the other Party any right or license to any of its intellectual property.

     7.8 Entire Agreement. This is the entire Agreement between the Parties with
         ----------------
respect to the subject matter herein. No modification shall be effective unless in writing and signed by the Parties.

     7.9 Waiver. The terms or conditions of this Agreement may be waived only by
         ------
a written instrument executed by the Party waiving compliance. The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term shall be deemed as a continuing waiver of such condition or term or of another condition or term.

     7.10 Headings. Section and subsection headings are inserted for convenience
          --------
of reference only and do not form part of this Agreement.

     7.11 Assignment. This Agreement may not be assigned by either Party without
          ----------
the consent of the other, except that each Party may, without such consent, assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, to any of its Affiliates, to any purchaser of all or substantially all of its assets in the line of business to which this Agreement pertains or to any successor corporation resulting from any merger or consolidation of such Party with or into such corporations.

     7.12 Force Majeure. Neither Party shall be liable for failure of or delay
          -------------
in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party. In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

     7.13 Construction. The Parties hereto acknowledge and agree that: (i) each
          ------------
Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

     7.14 Severability. If any provision(s) of this Agreement are or become
          ------------
invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the term hereof, it is the intention of the Parties that the remainder of this Agreement shall not be affected thereby provided that a Party's rights under this Agreement are not materially affected. The Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid, illegal or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

     7.15 Status. Nothing in this Agreement is intended or shall be deemed to
          ------
constitute a partner, agency, employer-employee, or joint venture relationship between the Parties.

     7.16 Indemnification.
          ---------------

     (a) BIOGEN shall indemnify, defend and hold harmless CURAGEN, its Affiliates and their respective directors, officers, employees, and agents and their respective successors, heirs and assigns (the "CURAGEN Indemnitees"), against any liability, damage, loss or expense (including reasonable attorneys' fees and expenses of litigation) incurred by or imposed upon the CURAGEN Indemnitees, or any of them, in connection with any claims, suits, actions, demands or judgments of third parties, including without limitation personal injury and product liability matters (except to the extent that such claims, suits, actions, demands or judgments result from a material breach of this Agreement, or the negligence or willful misconduct on the part of CURAGEN or are the subject matter of CURAGEN'S indemnification of BIOGEN as set forth in
Section 7.16(b)) arising out of or relating to any actions of BIOGEN or any Affiliate, licensee, sublicensee, distributor or agent of BIOGEN in the development, testing, production, manufacture, promotion, import, sale or use by any person of any Licensed Product manufactured or sold by BIOGEN or by an Affiliate, licensee, sublicensee, distributor or agent of BIOGEN.

     (b) CURAGEN shall indemnify, defend and hold harmless BIOGEN, its Affiliates and their respective directors, officers, employees, and agents and their respective successors, heirs and assigns (the "BIOGEN Indemnitees"), against any liability, damage, loss or expense (including reasonable attorneys' fees and expenses of litigation) incurred by or imposed upon the BIOGEN Indemnitees, or any of them, in connection with any claims, suits, actions, demands or judgments of third parties, including without limitation personal injury matters (except to the extent that such claims, suits, actions, demands or judgments result from a material breach of this Agreement, or the negligence or willful misconduct on the part of BIOGEN) arising directly out of the use by BIOGEN or CURAGEN of CURAGEN'S technology under the Research Agreement, except to the extent such claims, suits, actions, demands or judgments are based on the use of the samples or information provided to CURAGEN by BIOGEN under the Research Agreement.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representative in two (2) originals.


BIOGEN, INC.                            CURAGEN CORPORATION



By:                                     By:
    ------------------------------          ------------------------------

Title:                                  Title:
       -----------------------------           -----------------------------

                                   SCHEDULE I
                    (To be completed for each Licensed Clone)


Licensed Clone:
---------------

Type of License:
----------------

Project Data Set
----------------
or
--
CURAGEN Data Set
----------------
Pertaining to Licensed Clone:
-----------------------------

CURAGEN Proprietary
-------------------
Material Pertaining to
----------------------
Licensed Clone:
---------------

CURAGEN Patent Rights
---------------------
Pertaining to Licensed Clone:
-----------------------------

Rights under
------------
Extended License:
-----------------

                                 Signed this        day of
                                             ------        -------------, -----
                                 CURAGEN CORPORATION

                                 By:
                                     --------------------------------------
                                          Name:
                                          Title:

                                 BIOGEN, INC.

                                 By:
                                     --------------------------------------
                                          Name:
                                          Title:

                                  APPENDIX D
                                  ----------

                        Terms of Subscription Agreements



QEA/Gene Calling
----------------

Subscriber will receive secure access to CuraGen's QEA/GeneCalling subscription database through the GeneScape( data base and software. Access will be provided for up to [XXX] users on equipment to be provided by Subscriber.

CURAGEN will support and maintain the software provided for such access and will use commercially reasonable efforts to update and maintain the database and to keep it reasonably available for use.

Options and Licenses to clones identified using the database shall be provided on terms substantially similar to those contained in this Agreement and the License Agreement.

MIM/Path Calling
----------------

Subscriber will receive access to the MIM/PathCalling database through the GeneScape(R) data base and software. Access will be provided for up to [XXX] users on equipment to be provided by Subscriber.

CURAGEN will support and maintain the software provided for such access and will use commercially reasonable efforts to update and maintain the database and to keep it reasonably available for use.

Options and Licenses to clones identified using the database shall be provided on terms substantially similar to those contained in this Agreement and the License Agreement.

GeneTools
---------

Pursuant to any subscription agreement as described above Subscriber will also receive secure access to the GeneTools database through the GeneScape(R) software. Access will be provided for up to [XXX] users on equipment to be provided by Subscriber.

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